Exhibit 10.3

Execution Version

INTERCREDITOR AGREEMENT

dated as of

December 13, 2019

among

WELLS FARGO BANK, NATIONAL ASSOCIATION

as ABL Collateral Agent and Foreign Collateral Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS

as LC Collateral Agent,

BTA INSTITUTIONAL SERVICES AUSTRALIA LIMITED

when joined hereto, as LC Australian Collateral Agent,

WEATHERFORD INTERNATIONAL PLC,

and

The other Grantors Named Herein

i

ii

This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 13, 2019, is among Wells Fargo Bank, National Association (“WF”), as administrative agent and collateral agent for the ABL Secured Parties referred to herein (in such capacity, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed, the “ABL Collateral Agent”) and as the initial Foreign Collateral Agent (as defined below), when joined to this Agreement, BTA Institutional Services Australia Limited (ABN 48 002 916 396), in its capacity as trustee of the LC Australian Security Trust referred to herein (when joined to this Agreement, in such capacity, together with its successors in substantially the same capacity as may from time to time be appointed, the “LC Australian Collateral Agent”), Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent and collateral agent for the LC Secured Parties referred to herein (in such capacity, together with its successors and co-agents and, as applicable, sub-agents (including with respect to the LC Australian Collateral, the LC Australian Collateral Agent), in substantially the same capacity as may from time to time be appointed, the “LC Collateral Agent”), the Parent (as defined below) and the other Subsidiaries of the Parent from time to time party hereto.

Weatherford International plc, a public limited company incorporated in the Republic of Ireland (“Parent”), Weatherford International Ltd., a Bermuda exempted company limited by shares (“WIL-Bermuda”), Weatherford International LLC, a Delaware limited liability company (“WIL-Delaware”), Weatherford Oil Tool GmbH, a German private limited company, Weatherford Products GmbH, a Swiss limited liability company (the “ABL Borrowers”), the lenders and other parties party thereto from time to time and the ABL Collateral Agent are party to the Credit Agreement, dated as of the date hereof (“Existing ABL Credit Agreement”).

WIL-Bermuda and WIL-Delaware (the “LC Borrowers”), the issuing lenders from time to time party thereto (the “Issuing Lenders”), the lenders from time to time party thereto (the “LC Lenders”) and the LC Collateral Agent are party to the Credit Agreement, dated as of the date hereof, pursuant to which the Issuing Lenders have agreed to issue, and the LC Lenders have agreed to purchase participations in, letters of credit (the “Existing LC Credit Agreement”).

This Agreement governs the relationship between the LC Secured Parties as a group, on the one hand, and the ABL Secured Parties, on the other hand, with respect to the Collateral shared by the LC Secured Parties and the ABL Secured Parties. In addition, it is understood and agreed that not all of the Secured Parties may have security interests in all of the Collateral and nothing in this Agreement is intended to give rights to any Person in any Collateral in which such Person (or their Representative or Collateral Agent) does not otherwise have a security interest under their respective security documents.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01       Construction; Certain Defined Terms.

(a)       The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, Sections and Exhibits of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral Agent” has the meaning set forth in the recitals.

“ABL Credit Agreement” means (a) the Existing ABL Credit Agreement, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, Refinanced or otherwise modified from time to time after the date hereof, in accordance with the terms hereof, including any agreement or indenture extending the maturity thereof, Refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such Refinancing, replacement or restructuring is designated by the Parent not to be included in the definition of “ABL Credit Agreement”), and (b) whether or not the facility referred to in clause (a) remains outstanding, if designated by the Parent to be included in the definition of “ABL Credit Agreement,” one or more (i) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (ii) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (iii) instruments or agreements evidencing any other indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“ABL Documents” means the ABL Credit Agreement, the ABL Security Documents and the other “Loan Documents” as defined in the ABL Credit Agreement.

“ABL Mortgages” means all “Mortgages” as defined in the ABL Credit Agreement.

“ABL Obligations” means all “Obligations” (as such term is defined in the ABL Credit Agreement) of the ABL Borrowers and all other obligors under the ABL Credit Agreement or any of the other ABL Documents, including obligations to pay principal, premiums, if any, interest, attorneys fees, fees, costs, charges, expenses, Bank Product Obligations (as defined in the ABL Credit Agreement) and Letter of Credit (as defined in the ABL Credit Agreement) commissions, fees and charges (and, with regard to all such items, including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the ABL Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the ABL Documents according to the respective terms thereof.

“ABL Priority Collateral” means all Collateral now owned or at any time hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any provision of any other Debtor Relief Law), would constitute ABL Priority Collateral) by the ABL Borrowers or any other Grantor consisting of the following:

(a) all Accounts; (b) all Chattel Paper and rights to payment evidenced thereby; (c) all Inventory; (d) all assets constituting ABL Priority Rental Tool Assets; (e) all cash and cash equivalents, (other than identifiable cash proceeds of the LC Facility Priority Collateral); (f) all deposit accounts and securities accounts (including any funds or other property held in or on deposit therein but specifically excluding identifiable cash proceeds of LC Facility Priority Collateral); (g) all Payment Intangibles in respect of the items referred to in the previous clauses (a)-(f); (h) to the extent related to, substituted or exchanged for, evidencing, supporting or arising from any of the items referred to in the preceding clauses (a)-(g), all Documents, Letter-of-credit rights, Instruments and rights to payment evidenced thereby, Supporting Obligations, all General Intangibles (other than the Capital Stock of each Grantor and its subsidiaries and Intellectual Property) and books and records, including customer lists; (i) to the extent attributed or pertaining to any ABL Priority Collateral, all Commercial Tort Claims; (j) all intercompany payables and other intercompany claims, business interruption insurance proceeds, representation and warranty insurance proceeds, and tax refunds; and (k) all substitutions, replacements, accessions, products, or proceeds of any of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to, or destruction of, or other involuntary conversion (including claims in respect of condemnation or expropriation) of any kind or nature of any or all of the foregoing, provided that in no case shall ABL Priority Collateral include any identifiable cash proceeds from a sale, lease, conveyance or disposition of any LC Priority Collateral.

All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“ABL Priority Possessory Collateral” means ABL Priority Collateral that is Possessory Collateral.

“ABL Priority Rental Tool Assets” means unfinanced drilling, fracking, well maintenance and other similar rental tools, including, without limitation, artificial lift equipment, cementation production, drilling services, drilling tools, intervention services, line hanger, pressure drilling, open and case hole, pressure pumping, production automation, sand control, testing, tubular running services, well services, and wireline, in each case constituting Inventory or Equipment of a Domestic Borrowing Base Loan Party or a Canadian Borrowing Base Loan Party (as each such term is defined in the ABL Credit Agreement), that is held in the ordinary course of business for rental to another Person that is not an affiliate of any Grantor.

“ABL Secured Parties” means the “Secured Parties” as defined in the ABL Security Agreement.

“ABL Security Agreement” means the U.S. Security Agreement, dated as of the date hereof, among the Parent, each other pledgor party thereto and the ABL Collateral Agent, as amended, amended and restated, supplemented or modified from time to time.

“ABL Security Documents” means the ABL Security Agreement, the ABL Mortgages and any other documents now existing or entered into after the date hereof that create or purport to create Liens on any assets or properties of any Grantor to secure any ABL Obligations.

“Agreement” has the meaning set forth in the recitals.

“Applicable Junior Collateral Agent” means (a) with respect to the LC Priority Collateral, the ABL Collateral Agent (b) with respect to the ABL Priority Collateral, the LC Collateral Agent.

“Applicable Possessory Collateral Agent” means (a) with respect to ABL Priority Possessory Collateral, the ABL Collateral Agent (b) with respect to LC Priority Possessory Collateral, the LC Collateral Agent and (c) notwithstanding the foregoing, with respect to Foreign Collateral, the Foreign Collateral Agent.

“Applicable Senior Collateral Agent” means (a) with respect to the ABL Priority Collateral, the ABL Collateral Agent, and (b) with respect to the LC Priority Collateral, the LC Collateral Agent.

“Bank Product Obligations” means all “Bank Product Obligations” as defined in the ABL Credit Agreement (other than “Excluded Swap Obligations” as defined in the ABL Credit Agreement) and all “Banking Services Obligations” and all “Swap Obligations” as defined in the LC Credit Agreement (other than “Excluded Swap Obligations” as defined in the LC Credit Agreement).

“Bankruptcy Case” has the meaning set forth in Section 2.06(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents (however designated) of such Person’s equity, including all common stock and preferred stock, common shares and preference shares, any limited or general partnership interests and any limited liability company membership interests.

“Class” has the meaning set forth in the definition of Senior Secured Obligations.

“Collateral” means all assets and properties subject to (or purportedly subject to) Liens in favor of any Secured Party created by any of the Foreign Collateral Documents, ABL Security Documents or the LC Security Documents, as applicable, to secure the ABL Obligations or the LC Obligations, as applicable.

“Collateral Agent” means the Foreign Collateral Agent, ABL Collateral Agent, the LC Collateral Agent, or any of the foregoing, as the context may require.

“Comparable Junior Priority Collateral Document” means, in relation to any Senior Secured Obligations Collateral subject to any Lien created (or purportedly created) under any Senior Secured Obligations Collateral Document, those Junior Secured Obligations Collateral Documents that create (or purport to create) a Lien on the same Collateral, granted by the same Grantor.

“Controlling Party” means (i) for decisions relating to Foreign Collateral that is ABL Priority Collateral (or only incidentally includes LC Priority Collateral), the ABL Collateral Agent and; (ii) for decisions relating to Foreign Collateral that is LC Priority Collateral (or only incidentally includes ABL Priority Collateral), the LC Collateral Agent (and in the case of the LC Australian Collateral Agent, acting for, and with any decisions relating to LC Australian Collateral made by, the LC Administrative Agent).

“Debtor Relief Laws” means the Bankruptcy Code, the United Kingdom’s Insolvency Act 1986, the Council Regulation (EU) No. 2015/848 of 20 May 2015 on insolvency proceedings (recast), as amended, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), Dutch Bankruptcy Act (faillissementswet), the Winding-Up and Restructuring Act (Canada), the German Insolvency Code (Insolvenzordnung), Swiss Federal Debt Collection and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs), Part XIII of the Bermuda Companies Act 1981, the Luxembourg Commercial Code and the Luxembourg Act dated 10 August 1915 on Commercial Companies, the Insolvency Act 2003 of the British Virgin Islands and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect, in each case as amended, including any corporate law of any jurisdiction which may be used by a debtor to obtain a stay or a compromise, settlement, adjustment or arrangement of the claims of its creditors against it and including any rules and regulations pursuant thereto (but, in each case, shall exclude any part of such laws, rules or regulations which relate solely to any solvent reorganization or solvent restructuring process).

“Default Disposition” means any private or public sale or disposition of all or any material portion of the Senior Secured Obligations Collateral (including Foreign Collateral) by one or more Grantors with the consent of Senior Collateral Agent or Foreign Collateral Agent (as instructed by the Controlling Party), as applicable, after the occurrence and during the continuation of an Event of Default under the Senior Secured Obligations Security Documents or the ABL Credit Agreement or LC Credit Agreement, as applicable (and prior to the Discharge of the Senior Secured Obligations), including any disposition contemplated by Section 9-620 of the UCC, which disposition is conducted by such Grantors with the consent of Senior Collateral Agent or Foreign Collateral Agent (as instructed by the Controlling Party) in connection with good faith efforts by Senior Collateral Agent or Foreign Collateral Agent (as instructed by the Controlling Party) to collect the Senior Secured Obligations through the disposition of Senior Secured Obligations Collateral (including any Foreign Collateral).

“DIP Financing” has the meaning set forth in Section 2.06(b).

“DIP Financing Liens” has the meaning set forth in Section 2.06(b).

“DIP Lenders” has the meaning set forth in Section 2.06(b).

“Discharge” means, with respect to any Obligations, except to the extent otherwise provided herein with respect to the reinstatement or continuation of any such Obligations, the payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been threatened (in writing) or asserted) of all such Obligations then outstanding, if any, and, with respect to (x) letters of credit or letter of credit guaranties outstanding under the agreements or instruments governing such Obligations (as related to all or any subset of Obligations, the “Relevant Instruments”); (y) Bank Product Obligations (as defined in the ABL Credit Agreement); and (z) asserted or threatened (in writing) claims, demands, actions, suits, investigations, liabilities, fines, costs, or damages for which a party may be entitled to indemnification or reimbursement by any Grantor, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with such Relevant Instruments, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of “secured parties” under the Relevant Instruments (including, in any event, all such interest, fees, costs, expenses and other charges regardless of whether such amounts are allowed, allowable or reasonable in any Insolvency or Liquidation Proceeding, whether under Section 506 of the Bankruptcy Code of otherwise); provided that (i) the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made in connection with the establishment of a replacement ABL Credit Agreement and (ii) the Discharge of LC Obligations shall not be deemed to have occurred if such payments are made with the proceeds of LC Obligations that constitute an exchange or replacement for or a refinancing of such Obligations or LC Obligations. In the event any Obligations are modified and such Obligations are paid over time or otherwise modified, in each case, pursuant to Section 1129 of the Bankruptcy Code or similar Debtor Relief Law, such Obligations shall be deemed to be discharged only when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new or modified indebtedness shall have been satisfied. The term “Discharged” shall have a corresponding meaning.

“European Insolvency Regulation” means Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)

“Event of Default” means an “Event of Default” under and as defined in the ABL Credit Agreement or the LC Credit Agreement, as the context may require.

“Foreign Collateral” has the meaning set forth in Section 2.01(d).

“Foreign Collateral Agent” means ABL Collateral Agent and its successors (as appointed in accordance with Article VI hereof) or assigns.

“Foreign Collateral Documents” means the documents listed on Schedule I attached hereto and any other documents creating (or purporting to create) a Lien on any Foreign Collateral in favor of Foreign Collateral Agent and all documents delivered therewith.

“Grantor” means Parent and each Subsidiary of Parent that shall have granted any Lien in favor of any Collateral Agent on any of its assets or properties to secure any of the Obligations.

“Insolvency or Liquidation Proceeding” means (a) any case or proceeding commenced by or against the Parent or any other Grantor under the Bankruptcy Code or other Debtor Relief Laws or any other process or proceeding for the reorganization, recapitalization, restructuring, adjustment, arrangement or marshalling of the assets or liabilities of the Parent or any other Grantor or any receivership or assignment for the benefit of creditors relating to the Parent or any other Grantor or relating to all or a substantial part of the property or assets of the Parent or any other Grantor or any similar case or proceeding relative to the Parent or any other Grantor, or their respective property or their respective creditors, as such, in each case whether or not voluntary; (b) any process or proceeding for the appointment of any trustee in bankruptcy, receiver, receiver and manager, interim receiver, administrator, liquidator, monitor, custodian, sequestrator, conservator or any similar official appointed for or relating to the Parent or any other Grantor or all or a substantial portion of their respective property and assets, in each case whether or not voluntary; (c) any liquidation, dissolution, marshalling of assets or liabilities or other winding up (or similar process) of or relating to the Parent or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or (d) any other proceeding of any type or nature in which substantially all claims of creditors of the Parent or any other Grantor, or of a class of creditors of the Parent or any other Grantor, are stayed, compromised, restructured or determined and any payment, distribution, restructuring or arrangement is or may be made on account of or in relation to such claims.

“Junior Claims” means (a) with respect to the ABL Priority Collateral, the LC Obligations secured by such Collateral and (b) with respect to the LC Priority Collateral, the ABL Obligations secured by such Collateral.

“Junior Collateral Agent” means (a) with respect to the LC Priority Collateral, the ABL Collateral Agent and (b) with respect to the ABL Priority Collateral, the LC Collateral Agent.

“Junior Representative” means (a) with respect to the LC Priority Collateral, the ABL Collateral Agent and (b) with respect to the ABL Priority Collateral, the LC Collateral Agent.

“Junior Secured Obligations” means (a) with respect to the ABL Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), the LC Obligations (to the extent such Obligations are secured by the ABL Priority Collateral) and (b) with respect to the LC Obligations (to the extent such Obligations are secured by the LC Priority Collateral), the ABL Obligations (to the extent such Obligations are secured by the LC Priority Collateral).

“Junior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Junior Claims.

“Junior Secured Obligations Collateral Documents” means (a) with respect to the LC Obligations, the ABL Security Documents and (b) with respect to the ABL Obligations, the LC Security Documents.

“Junior Secured Obligations Secured Parties” means (a) with respect to the LC Priority Collateral, the ABL Secured Parties (to the extent that the Obligations owing to such ABL Secured Parties are secured by the LC Priority Collateral) and (b) with respect to the ABL Priority Collateral, the LC Secured Parties (to the extent that the Obligations owing to such LC Secured Parties are secured by the ABL Priority Collateral).

“LC Administrative Agent” means the Administrative Agent under, and as defined in, the LC Credit Agreement together with its successors and co-agents in substantially the same capacity as may from time to time be appointed.

“LC Australian Collateral Agent” has the meaning set forth in the recitals.

“LC Australian Security Trust” means the “Security Trust” under and as defined in the LC Australian Security Trust Deed.

“LC Australian Security Trust Deed” means the Security Trust Deed to be entered into among the Borrowers, the LC Administrative Agent, the LC Lenders and the LC Australian Collateral Agent.

“LC Australian Security Documents” means the LC Australian Security Trust Deed and each other Australian law governed document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any LC Obligations in favor of the LC Australian Collateral Agent.

“LC Collateral Agent” has the meaning set forth in the recitals.

“LC Credit Agreement” means (a) the Existing LC Credit Agreement, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, Refinanced or otherwise modified from time to time after the date hereof, including any agreement or indenture extending the maturity thereof, Refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Parent not to be included in the definition of “LC Credit Agreement”) and (b) whether or not the facility referred to in clause (a) remains outstanding, if designated by the Parent to be included in the definition of “LC Credit Agreement,” one or more (i)  debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (ii) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (iii) instruments or agreements evidencing any other indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“LC Documents” means the LC Credit Agreement, the LC Security Agreement, the LC Mortgages, the LC Australian Security Documents and the other “Loan Documents” as defined in the LC Credit Agreement.

“LC Facility Guarantee” means any guarantee of the Obligations of the Parent under the LC Credit Agreement by any Person in accordance with the provisions of the LC Credit Agreement.

“LC Facility Guarantor” means any Person that incurs a LC Facility Guarantee; provided that, upon the release or discharge of such Person from its LC Facility Guarantee in accordance with the LC Credit Agreement, such Person ceases to be a LC Facility Guarantor.

“LC Facility Secured Parties” means the “Secured Parties” as defined in the LC Credit Agreement.

“LC Lenders” has the meaning set forth in the recitals.

“LC Mortgages” means all “Mortgages” as defined in the LC Credit Agreement.

“LC Obligations” means all “Secured Obligations” (as such term is defined in the LC Credit Agreement) of the LC Borrowers and other obligors under the LC Credit Agreement or any of the other LC Documents, including obligations to pay principal, premiums, if any, and interest, attorneys fees, fees, costs, charges, expenses, Letters of Credit (as defined in the LC Credit Agreement) and commissions, (and, with regard to all such items, including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the LC Documents and the performance of all other Obligations of the obligors thereunder under the LC Documents, according to the respective terms thereof.

“LC Priority Collateral” means all Collateral (other than ABL Priority Collateral) now owned or at any time hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any provision of any other Debtor Relief Law), would constitute LC Priority Collateral) of any Grantor (including, for the avoidance of doubt, (a) all Real Estate Assets of Grantors; (b) all intellectual property; (c) all Capital Stock in each Grantor’s subsidiaries (as defined in the LC Credit Agreement); (d) all proceeds of insurance policies other than business interruption insurance or representations and warranties insurance policies (excluding any such proceeds that relate to ABL Priority Collateral); and (e) all products and proceeds of any and all of the foregoing (other than any such proceeds that are ABL Priority Collateral)).

“LC Priority Possessory Collateral” means LC Priority Collateral that is Possessory Collateral.

“LC Secured Parties” means the (a) the LC Collateral Agent (including for avoidance of doubt the LC Australian Collateral Agent), and (b) the LC Facility Secured Parties.

“LC Security Agreement” means the U.S. Security Agreement, dated as of the date hereof, by and among the Parent, LC Borrowers, each other pledgor party thereto and the LC Collateral Agent, as amended, amended and restated, supplemented or modified from time to time.

“LC Security Documents” means the LC Security Agreement, the LC Mortgages, the LC Australian Security Documents and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any LC Obligations.

“Lien” means any lien, mortgage, deed of trust, pledge, hypothecation, security interest, charge or encumbrance of any kind, including any conditional sale or other title retention agreement or any lease in the nature thereof or a ‘security interest’ (as defined in section 12 (1) and (2) of the Personal Property Securities Act 2009 (Cth)) (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise).

“Luxembourg Obligors” means any Grantor organized under the laws of the Grand Duchy of Luxembourg.

“Memorandum” has the meaning set forth in Section 2.02(c).

“Mortgages” means the ABL Mortgages and the LC Mortgages.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“No Controlling Party Situation” means any decision relating to Foreign Collateral whereby (a) due to the mixed nature of the Collateral involved, there is no Controlling Party or (b) the instructions from LC Collateral Agent as Controlling Party and ABL Collateral Agent as Controlling Party are in conflict.

“Obligations” means the ABL Obligations and the LC Obligations.

“Parent” has the meaning set forth in the recitals.

“Permitted Discretion” means a determination made in the exercise of good faith and reasonable credit judgment (from the perspective of a secured lender giving due regard to the nature of both the ABL Priority Collateral and the LC Priority Collateral and the relative proportion of each such collateral type over which such discretion is being exercised).

“Permitted Remedies” means, with respect to any Junior Secured Obligations:

(a)       filing a proof of claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(b)       taking any action (not adverse to the Liens securing Senior Secured Obligations, the priority status thereof, or the rights of the Applicable Senior Collateral Agent or any of the Senior Secured Obligations Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;

(c)       filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Obligations Secured Parties, including any claims secured by the Junior Secured Obligations Collateral, in each case in accordance with the terms of this Agreement;

(d)       filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement or applicable law (including the bankruptcy laws of any applicable jurisdiction);

(e)       join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Senior Secured Obligations Collateral of the Senior Collateral Agent initiated by such Senior Collateral Agent to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an enforcement action by such Senior Collateral Agent (it being understood that neither the Junior Collateral Agent nor any Junior Secured Obligations Secured Parties shall be entitled to receive any proceeds from the Senior Secured Obligations Collateral unless otherwise expressly permitted herein);

(f)       subject to Section 2.04(a)(iii), inspect, appraise or value the Collateral (and to engage or retain investment bankers or appraisers for the purposes of appraising or valuing the Collateral) or to receive information or reports concerning the Collateral, in each case pursuant to the terms of the ABL Documents or LC Documents, as applicable, or applicable law;

(g)       subject to Section 2.04(a)(iii), take any action to seek and obtain specific performance or injunctive relief to compel a Grantor to comply with (or not to violate or breach) an obligation under the ABL Documents or LC Documents, as applicable; provided that such action does not include any action by a Junior Secured Obligations Secured Party to seek specific performance or injunctive relief against any Senior Secured Obligations Secured Party or the sale or disposition of any such Senior Secured Obligations Secured Party’s Senior Secured Obligations Collateral in contravention of the other provisions of this Agreement;

(h)       make a cash or, if allowed pursuant to applicable law, credit bid for Collateral at any public or private sale thereof, provided that (i) such Secured Party does not challenge the bid of any Senior Secured Obligations Secured Party for its Senior Secured Obligations Collateral other than by the submission of a competing bid, (ii) each Senior Secured Obligations Secured Party may, subject to the terms of its Senior Secured Obligations Collateral Documents, offset its Senior Secured Obligations against the purchase price for the Senior Secured Obligations Collateral and (iii) if such sale includes Junior Secured Obligations Collateral and Senior Secured Obligations Collateral, the Junior Secured Obligations Secured Parties may only bid cash with respect to the Senior Secured Obligations Collateral; and

(i)       in any Insolvency or Liquidation Proceeding, (i) voting on any Plan of Reorganization, (ii) filing any proof of claim and (iii) making other filings and motions and making any arguments in connection therewith (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that comply with the terms of this Agreement.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability partnership, limited liability company or government, individual or family trusts or any agency or political subdivision thereof.

“Plan of Reorganization” means any plan of reorganization, scheme of arrangement, plan of arrangement or compromise, proposal, plan of liquidation, agreement for composition or other type of plan, proposal or arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Possessory Collateral” means the Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof (a) perfects a Lien thereon under the Uniform Commercial Code or (b) provides a substantially similar legal effects as “perfection” under the Uniform Commercial Code under other applicable legislation of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the ABL Security Documents or the LC Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Possessory Collateral Agent” means, with respect to any Possessory Collateral, the Collateral Agent having possession or control (including through its agents or bailees) of same.

“Proceeds” has the meaning set forth in Section 2.01(a).

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property that does not constitute Excluded Assets (as defined in the LC Credit Agreement).

“Refinance” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indentures or any successor or replacement agreement or agreements or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” shall have correlative meanings; provided that that any of the foregoing that increases the principal amount of Senior Claims with respect to any Collateral shall be effective for purposes hereof only if such increase does not contravene the documents pursuant to which any Junior Claims with respect to such Collateral have been incurred, all as in effect on the date hereof or as may be amended in accordance with the terms hereof.

“Related Parties” means, with respect to any Person, such Person’s affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s affiliates.

“Representative” means (a) in the case of any ABL Obligations, the ABL Collateral Agent and (b) in the case of any LC Obligations, the LC Collateral Agent.

“Secured Parties” means (a) the ABL Secured Parties and (b) the LC Secured Parties.

“Senior Claims” means (a) with respect to the ABL Priority Collateral, the ABL Obligations secured by such Collateral and (b) with respect to the LC Priority Collateral, the LC Obligations secured by such Collateral.

“Senior Collateral Agent” means (a) with respect to the LC Priority Collateral, the LC Collateral Agent and (b) with respect to the ABL Priority Collateral, the ABL Collateral Agent.

“Senior Representative” means (a) with respect to the LC Priority Collateral, the LC Collateral Agent and (b) with respect to the ABL Priority Collateral, the ABL Collateral Agent.

“Senior Secured Obligations” means (a) with respect to the ABL Obligations (to the extent such Obligations are secured by the LC Priority Collateral), the LC Obligations, and (b) with respect to the LC Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), the ABL Obligations; the LC Obligations shall, collectively, constitute one “Class” of Senior Secured Obligations and the ABL Obligations shall constitute a separate “Class” of Senior Secured Obligations.

“Senior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Senior Claims. For the avoidance of doubt, notwithstanding the Foreign Collateral Agent holding any Liens on Foreign Collateral for the benefit of the Secured Parties, subject to Article VI, Foreign Collateral shall not be treated differently from other Collateral when determining whether such Collateral or its proceeds are Senior Secured Obligations Collateral.

“Senior Secured Obligations Collateral Documents” means (a) with respect to the LC Obligations, the LC Security Documents and (b) with respect to the ABL Obligations, the ABL Security Documents.

“Senior Secured Obligations Secured Parties” means (a) with respect to the LC Priority Collateral, the LC Secured Parties (to the extent that the Obligations owing to such LC Secured Parties are secured by the LC Priority Collateral) and (b) with respect to the ABL Priority Collateral, the ABL Secured Parties (to the extent that the Obligations owing to such ABL Secured Parties are secured by the ABL Priority Collateral).

“Subsidiary” of a person means (a) a company or corporation, a majority of whose voting stock is at the time, directly or indirectly, owned by such person, by one or more subsidiaries of such person or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or one or more subsidiaries of such person is, at the date of determination, a general partner or (c) any other person (other than a corporation or partnership) in which such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such person.

SECTION 1.02    Luxembourg Terms. In this Agreement, in respect of any Luxembourg Obligor or any other entity which is organized under the laws of the Grand-Duchy of Luxembourg or has its “centre of main interests” (as that term is used in Article 3(1) of the European Insolvency Regulation in Luxembourg, a reference to:

(a)       a “liquidator”, “trustee”, “custodian”, “compulsory manager”, “receiver”, “administrative receiver”, “administrator” or “similar officer” includes any:

(i)        juge-commissaire or insolvency receiver (curateur) appointed under the Luxembourg Commercial Code;

(ii)       liquidateur appointed under Articles 1100-1 to 1100-15 (inclusive) of the Luxembourg act dated 10 August 1915 on commercial companies, as amended;

(iii)      juge-commissaire or liquidateur appointed under Article 1200-1 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended;

(iv)     commissaire appointed under the Grand-Ducal decree of 24 May 1935 on the controlled management regime or under Articles 593 to 614 (inclusive) of the Luxembourg Commercial Code; and

(v)      juge délégué appointed under the Luxembourg act of 14 April 1886 on the composition to avoid bankruptcy, as amended; and

(b)       a “winding-up”, “administration”, “liquidation” or “dissolution” includes, without limitation, bankruptcy (faillite), liquidation, composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement) and controlled management (gestion contrôlée).

(c)       an officer, a manager or a director includes a manager (gérant) and a director (administrateur).

SECTION 1.03    Designation of Swap and Banking Obligations. With respect to any Bank Product Obligations that would otherwise constitute both ABL Obligations and LC Obligations hereunder, such Bank Product Obligations shall solely constitute ABL Obligations for all purposes of this Agreement unless at the time that Parent or any Subsidiary thereof enters into any agreement giving rise to Bank Product Obligations, or at any time thereafter, the counterparty to such agreement and Parent or such Subsidiary (as applicable) shall designate the related Bank Product Obligations under such agreement as LC Obligations in a writing signed between such parties with a copy to each Representative party hereto, in which case such Bank Product Obligations shall solely constitute LC Obligations for all purposes of this Agreement.

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01    Priority of Claims. (a) Anything contained herein or in any of the ABL Documents or the LC Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent is taking action to enforce rights in respect of any Collateral (whether in an Insolvency or Liquidation Proceeding or otherwise), or any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the Proceeds (subject, in the case of any such distribution, to Section 2.6       hereof) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution, including adequate protection or similar payments under any Debtor Relief Law, being collectively referred to as “Proceeds”) shall be applied as follows:

(i)	In the case of LC Priority Collateral,

FIRST, to the payment in full of the LC Obligations in accordance with Section 9.04 of the LC Credit Agreement and the other applicable provisions of the LC Documents, and

SECOND, to the payment in full of the ABL Obligations in accordance with Section 2.4(b) of the ABL Credit Agreement and the other applicable provisions of the ABL Documents.

If any ABL Obligations remain outstanding after the Discharge of the LC Obligations, all proceeds of the LC Priority Collateral will be applied to the repayment of any outstanding ABL Obligations.

(ii)	In the case of ABL Priority Collateral,

FIRST, to the payment in full of the ABL Obligations in accordance with Section 2.4(b) of the ABL Credit Agreement and the other applicable provisions of the ABL Documents, and

SECOND, to the payment in full of the LC Obligations in accordance with Section 9.04 of the LC Credit Agreement and the other applicable provisions of the LC Documents.

If any LC Obligations remain outstanding after the Discharge of the ABL Obligations, all proceeds of the ABL Priority Collateral will be applied to the repayment of any outstanding LC Obligations.

(b)       It is acknowledged that (i) the aggregate amount of any Senior Secured Obligations may, subject to the limitations set forth in the ABL Credit Agreement and the LC Credit Agreement, both as in effect on the date hereof, may be Refinanced from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the ABL Secured Parties and the LC Secured Parties and (ii) the Senior Secured Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The priorities provided for herein shall not be altered or otherwise affected by any Refinancing of either the Junior Secured Obligations (or any part thereof) or the Senior Secured Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Junior Secured Obligations or Senior Secured Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.

(c)       Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the LC Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code or other applicable legislation of any jurisdiction, or any other applicable law or the ABL Documents or the LC Documents, or any defect or deficiencies in or failure to perfect any such Liens or any other circumstance whatsoever (1) the Liens on the LC Priority Collateral securing the LC Obligations will rank senior to any Liens on the LC Priority Collateral securing the ABL Obligations and (2) the Liens on the ABL Priority Collateral securing the ABL Obligations will rank senior to any Liens on the ABL Priority Collateral securing the LC Obligations.

(d)       For the avoidance of doubt, notwithstanding that Liens granted to the Foreign Collateral Agent, LC Collateral Agent, or ABL Collateral Agent on the Collateral governed by the laws of a jurisdiction located outside of the United States of America (the “Foreign Collateral”) may (A) have legally the same or different ranking due to mandatory legal provisions governing such Foreign Collateral; (B) have been granted or perfected in an order contrary to the contemplated ranking as set forth in this Agreement or (C) not have been granted to ABL Collateral Agent or LC Collateral Agent, the contractual ranking of the Liens on such Foreign Collateral shall be consistent with the ranking set forth in Section 2.1, and, subject to Article VI, all other terms and provisions of this Agreement with respect to Collateral shall be applicable to such Foreign Collateral.

SECTION 2.02    Actions With Respect to Collateral; Prohibition on Contesting Liens.

(a)       Until the Discharge of all of the Senior Secured Obligations of a particular Class, (i) only the Applicable Senior Collateral Agent shall act or refrain from acting with respect to the Senior Secured Obligations Collateral of such Class, (ii) no Collateral Agent shall follow any instructions with respect to such Senior Secured Obligations Collateral from any Junior Representative or from any Junior Secured Obligations Secured Parties and (iii) each Junior Representative and the Junior Secured Obligations Secured Parties shall not, and shall not instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, receiver and manager, interim receiver, agent, liquidator, administrator, custodian or similar official, person or agent appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Secured Obligations Collateral, whether under any ABL Security Document or any LC Security Document, as applicable, applicable law or otherwise, it being agreed that (A) only the Applicable Senior Collateral Agent, acting in accordance with the ABL Security Documents or the LC Security Documents, as applicable, shall be entitled to take any such actions or exercise any such remedies, or to cause any Collateral Agent to do so and (B) notwithstanding the foregoing, each Junior Representative may take Permitted Remedies. Each Senior Collateral Agent may deal with the Senior Secured Obligations Collateral as if they had a senior Lien on such Collateral. No Junior Collateral Agent, Junior Representative or Junior Secured Obligations Secured Party will contest, protest or object to any foreclosure proceeding or action brought by any Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party or any other exercise by such Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party of any rights and remedies relating to the Senior Secured Obligations Collateral.

(b)       Each of the Junior Collateral Agent and the Junior Secured Obligations Secured Parties agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the creation, extent, attachment, perfection, priority, validity or enforceability of a Lien or Senior Secured Obligations held by or on behalf of any of the Senior Secured Obligations Secured Parties in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agents or the Secured Parties to enforce this Agreement.

(c)       (i) Only the Foreign Collateral Agent shall act or refrain from acting with respect to the Foreign Collateral, (ii) Foreign Collateral Agent shall not follow any instructions with respect to Foreign Collateral except from the Controlling Party (in accordance with Article VI) and (iii) other than the Controlling Parties, no Secured Party will, or will instruct Foreign Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, receiver and manager, interim receiver, agent, liquidator, administrator, custodian or similar official, person or agent appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Foreign Collateral, whether under any ABL Security Document or any LC Security Document, applicable law or otherwise, it being agreed that (A) only the Foreign Collateral Agent, acting in accordance with the Foreign Collateral Documents and the terms of Article VI, shall be entitled to take any such actions or exercise any such remedies and (B) notwithstanding the foregoing, each Representative may take Permitted Remedies with regard to the Foreign Collateral. No Secured Party will contest, protest or object to any foreclosure or other proceeding or action brought by Foreign Collateral Agent acting upon instructions of a Controlling Party, and the Controlling Parties may make such instructions as if they had a senior Lien on such Foreign Collateral.

(d)       (i) With respect to any payments or distributions in cash, property or other assets that any Junior Secured Obligations Secured Party pays over to any Senior Secured Obligations Secured Party under the terms of this Agreement, such Junior Secured Obligations Secured Party shall be subrogated to the rights of the Senior Secured Party Obligations Secured Party and (ii) any Secured Party may assert its rights of subrogation under applicable law resulting from any draw or other payment under any letter of credit issued under or secured by the ABL Documents or LC Documents, as applicable; provided, that (x) the LC Facility Secured Parties shall not assert or enforce any such rights of subrogation they may acquire as described in clauses (i) or (ii) above with respect to the ABL Documents or ABL Priority Collateral until the Discharge of all ABL Obligations has occurred and (y) the ABL Secured Parties shall not assert or enforce any such rights of subrogation they may acquire as described in clauses (i) or (ii) above with respect to the LC Documents or LC Priority Collateral until the Discharge of all LC Obligations has occurred.

(e)       The parties hereto agree to execute, acknowledge and deliver a Memorandum of Intercreditor Agreement (“Memorandum”), together with such other documents in furtherance hereof or thereof, in each case, in proper form for recording in connection with any Mortgages and in form and substance reasonably satisfactory to the Collateral Agents, in those jurisdictions where such recording is reasonably recommended or requested by local real estate counsel and/or the title insurance company, or as otherwise deemed reasonably necessary or proper by the parties hereto.

SECTION 2.03    No Duties of Senior Representative; Provision of Notice.

(a)       Each Junior Secured Obligations Secured Party acknowledges and agrees that none of the Senior Collateral Agents, the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duties or other obligations to such Junior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, other than to transfer to the Applicable Junior Collateral Agent any proceeds of any such Senior Secured Obligations Collateral remaining in its possession or under its control following any sale, transfer or other disposition of such Collateral (in each case, unless the Junior Secured Obligations have been Discharged prior to or concurrently with such sale, transfer, disposition, payment or satisfaction) and the Discharge of the Senior Secured Obligations secured thereby, or if a Senior Collateral Agent shall be in possession or control of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of any Senior Collateral Agent, any Senior Representative or any Senior Secured Obligations Secured Party. In furtherance of the foregoing, each Junior Secured Obligations Secured Party acknowledges and agrees that, until the Senior Secured Obligations secured by any Collateral shall have been Discharged, the Applicable Senior Collateral Agent shall be entitled, for the benefit of the holders of such Senior Secured Obligations, to sell, transfer or otherwise dispose of, or cause the sale, transfer or other disposition of, such Senior Secured Obligations Collateral as provided herein and in the ABL Documents and the LC Documents, as applicable, without regard to any Junior Claims or any rights to which the holders of the Junior Secured Obligations would otherwise be entitled as a result of such Junior Claims. Without limiting the foregoing, each Junior Secured Obligations Secured Party agrees that none of the Senior Collateral Agents, the Senior Representatives nor any other Senior Secured Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), or to sell, dispose of, realize on or liquidate all or any portion of such Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Junior Secured Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Obligations Secured Parties from such realization, sale, disposition or liquidation. Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against any Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) arising out of (i) any actions which any Senior Collateral Agent, any Senior Representative or the Senior Secured Obligations Secured Parties (or their representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) take or omit to take (including, actions with respect to the creation, attachment, perfection or continuation of Liens on any Senior Secured Obligations Collateral, actions with respect to the preservation, foreclosure upon, realization, sale, release or depreciation of, or failure to realize upon, any of the Senior Secured Obligations Collateral and actions with respect to the collection of any claim for all or any part of the Senior Secured Obligations from any account debtor, guarantor or any other party) in accordance with the ABL Documents and the LC Documents or any other agreement related thereto or to the collection of the Senior Secured Obligations or the valuation, use, protection or release of any security for the Senior Secured Obligations, (ii) any election by any Applicable Senior Collateral Agent, any Senior Representative or any Senior Secured Obligations Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code (or any equivalent proceeding under any other Debtor Relief Law) or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Parent or any of its Subsidiaries, as debtor-in-possession (or any equivalent action under any other Debtor Relief Law).

SECTION 2.04    No Interference; Payment Over; Reinstatement.

(a)       Each Junior Secured Obligations Secured Party, each Junior Representative and each Junior Collateral Agent agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Claim pari passu with, or to give such Junior Secured Obligations Secured Party any preference or priority relative to, any Senior Claim with respect to the Senior Secured Obligations Collateral or any part thereof, (ii) it will not challenge or question in any proceeding the validity or enforceability of any Foreign Collateral Document, ABL Security Document, or LC Security Document or the extent, validity, attachment, perfection, priority, or enforceability of any Lien under the Foreign Collateral Documents, ABL Security Documents or the LC Security Documents, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Senior Secured Obligations Collateral by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Parties or any Senior Representative acting on their behalf (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint), including with respect to the Foreign Collateral by the Foreign Collateral Agent following the instructions of a Controlling Party, (iv) it shall have no right to (A) direct the Applicable Senior Collateral Agent, any Senior Representative or any holder of Senior Secured Obligations (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) to exercise any right, remedy or power with respect to any Senior Secured Obligations Collateral or (B) consent to the exercise by the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) of any right, remedy or power with respect to any Senior Secured Obligations Collateral, (v) it will not institute any suit or assert in any Insolvency or Liquidation Proceeding any claim against the Applicable Senior Collateral Agent, any Senior Representative or other Senior Secured Obligations Secured Party seeking damages from or other relief by way of specific performance, injunction, directions, instructions or otherwise with respect to, and none of the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Senior Collateral Agent, such Senior Representative or other Senior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, (vi) it will not seek, and hereby waives any right, to have any Senior Secured Obligations Collateral, Foreign Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Senior Secured Obligations Collateral or Foreign Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agents, or the Secured Parties to enforce this Agreement.

(b)       Each Junior Collateral Agent, each Junior Representative and each Junior Secured Obligations Secured Party hereby agrees that, if it shall obtain possession or control of any Senior Secured Obligations Collateral, or shall receive any Proceeds or payment in respect of any Senior Secured Obligations Collateral, pursuant to any ABL Security Document or LC Security Document or by the exercise of any rights available to it under any applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of rights or remedies, at any time prior to the Discharge of the Senior Secured Obligations, then it shall hold such Senior Secured Obligations Collateral proceeds or payment in trust for the Senior Secured Obligations Secured Parties and transfer such Senior Secured Obligations Collateral, proceeds or payment, as the case may be, to the Applicable Senior Collateral Agent reasonably promptly after obtaining actual knowledge, or notice from the Applicable Senior Collateral Agent, that it is in possession or control of such Senior Secured Obligations Collateral, proceeds or payment. Each Junior Secured Obligations Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to any Senior Secured Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Obligations Secured Party shall promptly pay over to the Applicable Senior Collateral Agent any payment received by it and then in its possession or under its control in respect of any Senior Secured Obligations Collateral and shall promptly turn over any Senior Secured Obligations Collateral then held by it over to the Applicable Senior Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Secured Obligations.

(c)       Prior to the Discharge of Senior Secured Obligations, if any Junior Secured Obligations Secured Party holds any Lien on any assets of the Parent or any other Grantor securing any Junior Claims that are intended to secure the Senior Claims pursuant to the Senior Secured Obligations Collateral Documents but are not already subject to a senior Lien in favor of the Senior Secured Obligations Secured Parties, such Junior Secured Obligations Secured Party, upon demand by any Senior Secured Obligations Secured Party, will assign such Lien to the applicable Senior Representative, as security for such Senior Secured Obligations (in which case the Junior Secured Obligations Secured Parties may retain a junior Lien on such assets subject to the terms hereof).

SECTION 2.05    Automatic Release of Junior Liens.

(a)       The LC Collateral Agent and each other LC Secured Party agrees that, in the event of a sale, transfer or other disposition of any ABL Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such ABL Priority Collateral that results in the release by the ABL Collateral Agent of the Lien held by the ABL Collateral Agent on such ABL Priority Collateral, the Lien held by the LC Collateral Agent on such ABL Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the LC Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the ABL Obligations, and the Liens on such remaining proceeds securing the LC Obligations shall not be automatically released pursuant to this Section 2.05(a).

(b)       The ABL Collateral Agent and each other ABL Secured Party agrees that, in the event of a sale, transfer or other disposition of any LC Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such LC Priority Collateral that results in the release by the LC Collateral Agent of the Lien held by the LC Collateral Agent on such LC Priority Collateral, the Lien held by the ABL Collateral Agent on such LC Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the ABL Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of all LC Obligations, and the Liens on such remaining proceeds securing the ABL Obligations shall not be automatically released pursuant to this Section 2.05(b).

(c)       In the event of a Default Disposition, the Liens of Junior Collateral Agent shall be automatically released so long as (i) such Default Disposition is conducted by the applicable Grantor(s) in a commercially reasonable manner (as if such Default Disposition were a disposition of collateral by a secured party in accordance with the UCC or similar law under the applicable jurisdiction) and in accordance with applicable law, (ii) Senior Collateral Agent also releases its Liens on such Senior Secured Obligations Collateral and (iii) the net cash proceeds of any such Default Disposition are applied in accordance with Section 2.1(a) hereof (as if they were proceeds received in connection with an enforcement action).

(d)       Each Junior Representative and each Junior Collateral Agent agrees to execute and deliver (at the sole cost and expense of the applicable Grantors) all such authorizations and other instruments as shall reasonably be requested by the applicable Senior Representative or the Applicable Senior Collateral Agent to evidence and confirm any release of Junior Secured Obligations Collateral provided for in this Section.

(e)       If at any time any Grantor or the holder of any Senior Secured Obligations delivers notice to each Junior Collateral Agent that any specified Senior Secured Obligations Collateral (including all or substantially all of the Capital Stock of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of (i) by the owner of such Collateral in a transaction permitted under the LC Documents and the ABL Documents, or (ii) during the existence of any Event of Default under the ABL Documents or the LC Documents, in each case in connection with the foreclosure upon (or exercise of rights and remedies with respect to) such Collateral, to the extent that the Applicable Senior Collateral Agent has consented to such sale, transfer or disposition, then the Liens in favor of the Junior Secured Obligations Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Senior Secured Obligations Collateral are released and discharged; provided that the proceeds of such sale, transfer or disposition shall be applied in accordance with Section 2.01(a). Upon delivery to each Junior Collateral Agent of a notice from the Applicable Senior Collateral Agent stating that any release of Liens securing or supporting the Senior Secured Obligations has become effective (or shall become effective upon each Junior Collateral Agent’s release), each Junior Collateral Agent will promptly execute and deliver such instruments, releases, terminations statements or other documents confirming such release on customary terms.

SECTION 2.06    Certain Agreements With Respect to Insolvency or Liquidation Proceedings.

(a)       This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Debtor Relief Law by or against the Parent or any of its Subsidiaries. Without limiting the generality of the foregoing, the provisions of this Agreement are intended to be and shall be enforceable as a “Subordination Agreement” under Section 510(a) of the Bankruptcy Code. All references to the Parent or any other Grantor shall include such Parent or Grantor as a debtor-in-possession and any receiver, trustee, liquidator (whether provisional or permanent, as the case may be) or court-appointed officer for such person in any Insolvency or Liquidation Proceeding.

(b)       If the Parent or any of its Subsidiaries shall become subject to a case (a “Bankruptcy Case”) under any Debtor Relief Law:

(i)       if the ABL Collateral Agent desires to permit debtor-in-possession financing (“DIP Financing”) secured by a Lien on the ABL Priority Collateral, to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws) or the use of cash collateral under Section 363 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws), then the LC Collateral Agent and the LC Secured Parties hereby agree to consent to and not to object to any such financing or to the Liens on the ABL Priority Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes ABL Priority Collateral, unless the ABL Collateral Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes ABL Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such ABL Priority Collateral for the benefit of the ABL Secured Parties, each LC Secured Party will subordinate its Liens with respect to such ABL Priority Collateral on the same terms as the Liens of the ABL Secured Parties (other than any Liens of any ABL Secured Party constituting DIP Financing Liens) are subordinated thereto and to any “carve out” for the payment of professional fees, clerk fees, and United States trustee fees (or any other administration charge, directors’ and officers’ charge or similar court-ordered priority charge under applicable Debtor Relief Laws) and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such ABL Priority Collateral granted to secure the ABL Obligations of the ABL Secured Parties, each LC Secured Party will confirm the priorities with respect to such ABL Priority Collateral as set forth herein, in each case so long as (A) the LC Secured Parties retain the benefit of their Liens on all such ABL Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding (other than any Liens constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case and/or Insolvency or Liquidation Proceeding, (B) the LC Secured Parties are granted junior Liens on any additional collateral pledged to any ABL Secured Party as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the ABL Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any ABL Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01(a) of this Agreement; provided that the LC Secured Parties shall have a right to object to the grant of a Lien (i) to secure the DIP Financing over any Collateral that shall not constitute ABL Priority Collateral and (ii) in respect of any additional Collateral that would not constitute ABL Priority Collateral hereunder were it pledged for the benefit of the ABL Secured Parties pursuant to the ABL Security Documents to any ABL Secured Party as adequate protection, for use of cash collateral, or otherwise, as set forth in clause (B) above; and

(ii)       if the LC Collateral Agent desires to permit a DIP Financing secured by a Lien on LC Priority Collateral, to be provided by DIP Lenders under Section 364 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws) or the use of cash collateral under Section 363 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws), then the ABL Collateral Agent and the ABL Secured Parties hereby agree not to object to any such financing or to the DIP Financing Liens or to any use of cash collateral that constitutes LC Priority Collateral, unless the LC Collateral Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes LC Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such LC Priority Collateral for the benefit of the LC Secured Parties, each ABL Secured Party will subordinate its Liens with respect to such LC Priority Collateral on the same terms as the Liens of the LC Secured Parties (other than any Liens of any ABL Secured Party constituting DIP Financing Liens) are subordinated thereto and to any “carve out” for the payment of professional fees, clerk fees, and United States trustee fees (or any other administration charge, directors’ and officers’ charge or similar court-ordered priority charge under applicable Debtor Relief Laws), and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such LC Priority Collateral granted to secure the LC Obligations of the LC Secured Parties, each ABL Secured Party will confirm the priorities with respect to such LC Priority Collateral as set forth herein), in each case so long as (A) the ABL Secured Parties retain the benefit of their Liens on all such LC Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding (other than any Liens constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case and/or Insolvency or Liquidation Proceeding, (B) the ABL Secured Parties are granted Liens on any additional collateral pledged to any LC Secured Party as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the LC Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement and (D) if any LC Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01(a) of this Agreement; provided that the ABL Secured Parties shall have a right to object to the grant of a Lien (i) to secure the DIP Financing over any Collateral that shall not constitute LC Priority Collateral and (ii) in respect of any additional Collateral that would not constitute LC Priority Collateral hereunder were it pledged for the benefit of the LC Secured Parties pursuant to the First Lien Security Documents to any LC Facility Secured Party as adequate protection, for use of cash collateral, or otherwise, as set forth in clause (B) above).

(iii)       No Junior Secured Obligations Secured Party will directly or indirectly propose or support any DIP Financing secured by a Lien senior or prior to the Liens of the Senior Secured Obligations Secured Parties on the Senior Secured Obligations Collateral.

(c)       The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not object to and will not otherwise contest: (i) any motion for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding (including by way of moratorium) or from any injunction against foreclosure or enforcement in respect of the Senior Secured Obligations made by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party; (ii) any lawful exercise by any holder of Senior Claims of the right to credit bid Senior Claims in any sale of Collateral that is Senior Secured Obligations Collateral with respect to such Senior Claims; (iii) any other request for judicial relief made in any court by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party relating to the lawful enforcement of any Lien on the Senior Secured Obligations Collateral; (iv) and will consent to any sale or other disposition (or related order) of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code (or any equivalent action under any other Debtor Relief Law) if the Senior Secured Obligations Secured Parties shall have consented to such sale or disposition (or related order) of such Senior Secured Obligations Collateral if such sale or other disposition is not free and clear of the Liens securing the Junior Secured Obligations or (v) any sale or other disposition (or related order) of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other equivalent provision of the Bankruptcy Code (or any other provision under any other Debtor Relief Law) if the Senior Secured Obligations Secured Parties shall have consented, and the related court order provides that, to the extent the sale is to be free and clear of Liens, the Liens securing the Senior Secured Obligations and the Junior Secured Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing such Obligations on the assets being sold, in accordance with this Agreement.

(d)       The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding (including by way of moratorium) with respect to Senior Secured Obligations Collateral without the prior consent of the Applicable Senior Collateral Agent, unless, and solely to the extent that, the Applicable Senior Collateral Agent or Senior Secured Obligations Secured Party shall obtain relief from the automatic stay (or any other stay in any Insolvency or Liquidation Proceeding) with respect to such collateral to commence a lien enforcement action.

(e)       The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that it will not, other than as set forth in Section 2.06(b), object to and will not otherwise contest (or support any other Person contesting): (i) any request by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for adequate protection; provided that (1) any ABL Secured Party, solely in its capacity as a Senior Secured Obligations Secured Party, may object to adequate protection in the form of cash payments to the extent such payment is sought to be paid from ABL Priority Collateral, any DIP Financing under Section 2.06(b)(i) or the proceeds thereof and (2) any LC Secured Party, solely in its capacity as a Senior Secured Obligations Secured Party, may object to adequate protection in the form of cash payments to the extent such payment is sought to be paid from LC Priority Collateral, any DIP Financing under Section 2.06(b)(ii) or the proceeds thereof or (ii) any objection by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party to any motion, relief, action or proceeding based on the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (x) if the Senior Secured Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of a replacement lien or additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar law, then the Applicable Junior Collateral Agent may seek or request adequate protection in the form of a replacement Lien on such additional collateral, so long as, with respect to the Senior Secured Obligations Collateral, such Lien is subordinated to the Liens securing the Senior Secured Obligations and such DIP Financing (and all obligations relating thereto), on the same basis as the other Liens securing Junior Secured Obligations on the Senior Secured Obligations Collateral are subordinated to the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations under this Agreement; (y) in the event the Applicable Junior Collateral Agent seeks or requests adequate protection and such adequate protection is granted in the form of a replacement lien or additional collateral, then the Applicable Junior Collateral Agent and the Junior Secured Obligations Secured Parties hereby agree that the Senior Secured Obligations Secured Parties shall also be granted a Lien on such additional collateral as security for the Senior Secured Obligations and any such DIP Financing and that any Lien on such additional collateral that constitutes Senior Secured Obligations Collateral securing the Junior Secured Obligations shall be subordinated to the Liens on such collateral securing the Senior Secured Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens on Senior Secured Obligations Collateral granted to the holders of Senior Secured Obligations as adequate protection on the same basis as the Liens securing Junior Secured Obligations are so subordinated to the Liens securing the Senior Secured Obligations under this Agreement; (z) any adequate protection granted in favor of any Senior Secured Obligations Secured Party in the form of a superpriority or other administrative expense claim and any claim in favor of any Senior Secured Obligations Secured Party arising under Section 507(b) of the Bankruptcy Code (or similar Debtor Relief Laws) (collectively, “Senior 507(b) Claims”) shall be senior to and have priority of payment over any superpriority or other administrative expense claim and any claim arising under Section 507(b) of the Bankruptcy Code (or similar Debtor Relief Laws) in favor of any Junior Secured Obligations Secured Party (collectively, “Junior 507(b) Claims”). The holders of the Junior 507(b) Claims agree that, in connection with any Plan of Reorganization in any Insolvency or Liquidation Proceeding, such Junior 507(b) Claims may be paid in any combination of cash, securities, or other property having a present value equal to the amount of such Junior 507(b) Claims as of the effective date of such plan. For the avoidance of doubt, as between the ABL Secured Parties and LC Secured Parties, all Senior 507(b) Claims shall be pari passu with the Senior 507(b) Claims held by the other Class, and all Junior 507(b) Claims shall be pari passu with the Junior 507(b) Claims held by the other Class.

(f)       The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that (i) it will not oppose or seek to challenge any claim by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for allowance of Senior Secured Obligations consisting of post-petition interest, costs, fees, charges, or expenses and (ii) until the Discharge of Senior Secured Obligations has occurred, the Applicable Junior Collateral Agent, on behalf of itself and the Junior Secured Obligations Secured Parties, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws) senior to or on a parity with the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations for costs or expenses of preserving or disposing of any Collateral; provided that, for the avoidance of doubt, any amounts received by the Applicable Senior Collateral Agent pursuant to such a claim shall in all cases be subject to Section 2.1(a).

(g)       The LC Collateral Agent, on behalf of the LC Secured Parties, and the ABL Collateral Agent, on behalf of the ABL Secured Parties, acknowledge and intend that the grants of Liens pursuant to the LC Security Documents, on the one hand, and the ABL Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the LC Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the LC Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the LC Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and LC Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the LC Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is Junior Secured Obligations Collateral), the ABL Secured Parties or the LC Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, costs, fees, charges, or expenses that are available from the Senior Secured Obligations Collateral for each of the ABL Secured Parties and the LC Secured Parties, respectively, before any distribution is made in respect of the Junior Claims with respect to such Collateral, with the holder of such Junior Claims hereby acknowledging and agreeing to turn over to the Junior Secured Obligations Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries).

(h)       If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization (or any form of Court-sanctioned restructuring permitted under any applicable law), both on account of the ABL Obligations and on account of the LC Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the LC Obligations are secured by Liens upon the Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof. The provisions of section 1129(b)(1) of the Bankruptcy Code notwithstanding, Junior Secured Obligations Secured Parties shall not propose, support or vote in favor of any Plan of Reorganization that would result in a modification of or otherwise be inconsistent with Sections 2.01, 2.02, and 2.06(h) of this Agreement.

(i)       Notwithstanding the provisions of Sections 2.02(a) and 2.02(b), 2.04(a) and 2.06(b), (c) (e) and (f) or otherwise, both before and during an Insolvency or Liquidation Proceeding, any of the Junior Secured Obligations Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against any Grantor in accordance with applicable law (including the Debtor Relief Laws of any applicable jurisdiction); provided that, the Junior Secured Obligations Secured Parties may not take any of the actions that is inconsistent with the terms of this Agreement, including without limitation, such actions prohibited by Sections 2.02(a) and 2.02(b), Section 2.04(a) or Section 2.06(b), (c), (e) and (f); provided further, that in the event that any of the Junior Secured Obligations Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Junior Secured Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Secured Obligations) as the other Liens securing the Junior Secured Obligations are subject to this Agreement.

SECTION 2.07       Reinstatement. In the event that any of the Senior Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under any Debtor Relief Law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Senior Secured Obligations shall again have been irrevocably paid in full in cash.

SECTION 2.08       Entry Upon Premises by the ABL Collateral Agent.

(a)      If the ABL Collateral Agent takes any enforcement action with respect to the ABL Priority Collateral, the LC Secured Parties (i) shall cooperate with the ABL Collateral Agent (subject to the condition that the LC Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any unreimbursed liability or damage to the LC Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral, including to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take or direct the LC Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) to take any action designed or intended to hinder or restrict in any respect the ABL Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) from enforcing its security interest in the ABL Priority Collateral, including finishing any work-in- process or assembling the ABL Priority Collateral, and (iii) shall permit and direct the LC Collateral Agent, and each other LC Collateral Agent (including any receiver, receiver and manager, interim receiver delegate or agent they may appoint) to permit the ABL Collateral Agent, and their respective employees, advisers and representatives (and including any receiver, receiver and manager, interim receiver delegate or agent they may appoint), upon reasonable advance notice, to enter upon and use the LC Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property) for a period not to exceed 180 days (except with respect to intellectual property, which use shall be permitted in accordance by Section 2.08(c)) after the taking of such enforcement action, for purposes (to the extent permitted under applicable law) of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral located on such LC Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located on such LC Priority Collateral, or (D) taking reasonable actions to protect, secure, and otherwise enforce the rights and remedies of the ABL Secured Parties and the ABL Collateral Agent in and to and relating to the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of a LC Collateral Agent (acting on the instructions of the applicable LC Secured Parties) from selling, assigning or otherwise transferring any LC Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) conducts a public auction or private sale of the ABL Priority Collateral at any of the real property included within the LC Priority Collateral, the ABL Collateral Agent shall use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt any LC Collateral Agent’s use of such real property for the benefit of the LC Secured Parties.

(b)       During the period of actual occupation, use or control by the ABL Secured Parties or their agents or representatives (including the ABL Collateral Agent to the extent acting on behalf of such parties and including any receiver, receiver and manager, interim receiver, delegate or agent they may appoint) of any LC Priority Collateral, the ABL Secured Parties shall be obligated to (i) pay any rent, utilities or other costs and expenses necessary for LC Collateral Agent to access such LC Priority Collateral and (ii) repair at their expense any physical damage to such LC Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such LC Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Secured Parties have any liability to the LC Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the LC Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties of their rights under this Section, and the ABL Secured Parties shall have no duty or liability to maintain the LC Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the LC Priority Collateral that results solely from ordinary wear and tear resulting from the use of the LC Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 2.08 or the absence of the ABL Priority Collateral therefrom. Without limiting the rights granted in this paragraph, the ABL Secured Parties shall cooperate with the LC Collateral Agent (subject to the condition that the ABL Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any unreimbursed liability or damage to the ABL Secured Parties) in connection with any efforts made by it to cause the LC Priority Collateral to be sold.

(c)       In addition, the LC Secured Parties and their respective Senior Representatives hereby grant to the ABL Collateral Agent and the ABL Secured Parties a non- exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of their interest therein, exercisable without payment of royalty or other compensation, any of the LC Priority Collateral consisting of intellectual property in connection with the liquidation, collection, disposition or other realization upon the ABL Priority Collateral pursuant to any enforcement action by the ABL Collateral Agent and the ABL Secured Parties; provided, however, such non-exclusive license shall immediately expire upon the sale, lease, transfer or other disposition of all such ABL Priority Collateral or upon the Discharge of the ABL Obligations and shall not extend or transfer to the purchaser of such ABL Priority Collateral (other than any rights to use such intellectual property as may exist in favor of any bona fide purchaser under applicable law). The ABL Collateral Agent’s use of such intellectual property shall be lawful, and any such license is granted on an “AS IS” basis, without any representation or warranty whatsoever. Furthermore, each LC Collateral Agent agrees that, in connection with any exercise of remedies available to any LC Collateral Agent in respect of LC Priority Collateral, such LC Collateral Agent shall provide written notice to any purchaser, assignee or transferee of intellectual property pursuant to such exercise of remedies, that the applicable intellectual property is subject to such license.

SECTION 2.09       Insurance. Unless and until the ABL Obligations have been Discharged, as between the ABL Collateral Agent, on the one hand, and the LC Collateral Agent, on the other hand, only the ABL Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Documents and the LC Documents) to adjust or settle any insurance policy or claim covering or constituting ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL Priority Collateral. Unless and until the LC Obligations have been Discharged, as between the ABL Collateral Agent, on the one hand, and the LC Collateral Agent, on the other hand, only the LC Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Documents and the LC Documents) to adjust or settle any insurance policy covering or constituting LC Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the LC Priority Collateral. To the extent that an insured loss covers or constitutes ABL Priority Collateral and LC Priority Collateral, then the ABL Collateral Agent and the LC Collateral Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the ABL Documents and the LC Obligations Documents) under the relevant insurance policy.

SECTION 2.10       Refinancings. Each of the ABL Obligations and the LC Obligations and the agreements governing them may be Refinanced, in each case without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any ABL Document or any LC Obligations Document, as in effect on the date hereof or as may be amended in accordance with the terms hereof) of, any ABL Secured Party or any LC Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Agreement pursuant to a joinder in the form of Exhibit A hereto, and such other Refinancing documents or agreements (including amendments or supplements to this Agreement) as each Applicable Senior Collateral Agent, shall reasonably request and in form and substance reasonably acceptable to such Applicable Senior Collateral Agent. In connection with any Refinancing contemplated by this Section 2.10, this Agreement may be amended at the request and sole expense of the Parent, and without the consent (except to the extent a consent is otherwise required to permit such Refinancing transaction under any ABL Document or any LC Obligations Document, and other than the consent of each Applicable Senior Collateral Agent, whose consent shall still be required to the extent set forth in the proviso of the immediately preceding sentence) of any Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing indebtedness in respect of any LC Obligations shall have the same rights and priorities in respect of any LC Priority Collateral as the indebtedness being Refinanced and (c) to confirm that such Refinancing indebtedness in respect of any ABL Obligations shall have the same rights and priorities in respect of any ABL Priority Collateral as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing. Any such additional party and each Applicable Senior Collateral Agent shall be entitled to rely on the determination of officers of the Parent that such modifications do not violate the ABL Documents or the LC Documents if such determination is set forth in an officers’ certificate delivered to such party and each Applicable Senior Collateral Agent; provided, however, that such determination will not affect whether or not the Parent and the Grantors have complied with their undertakings in any such document or this Agreement. In connection with the delivery of a joinder as set forth above, the Parent shall deliver an officer’s certificate to each Collateral Agent certifying that the Refinancing, including the incurrence of indebtedness and the incurrence of liens in respect thereof, qualifies as a Refinancing as defined herein.

SECTION 2.11       Amendments to Security Documents.

(a)       Subject to paragraph (c) below, each of the LC Collateral Agent and other LC Secured Parties agrees that, without the prior written consent of the ABL Collateral Agent, no LC Security Document to which such LC Collateral Agent or LC Secured Party is party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new LC Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.

(b)       Subject to paragraph (c) below, each of the ABL Collateral Agent and other ABL Secured Parties agrees that, without the prior written consent of the LC Collateral Agent and each LC Collateral Agent, no ABL Security Document to which the ABL Collateral Agent or ABL Secured Parties are party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new ABL Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.

(c)       In the event that any Senior Collateral Agent or Senior Secured Obligations Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the Senior Secured Obligations Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, such Senior Secured Obligations Collateral Document or changing in any manner the rights of such Senior Collateral Agent, such Senior Secured Obligations Secured Parties, the Grantors thereunder (including the release of any Liens in the applicable Senior Secured Obligations Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Junior Priority Collateral Document without the consent of any Junior Collateral Agent or any Junior Secured Obligations Secured Party and without any action by any Junior Collateral Agent, any Junior Secured Obligations Secured Party, the Parent or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not materially adversely affect the rights of the applicable Junior Secured Obligations Secured Parties or the interests of the applicable Junior Secured Obligations Secured Parties in the applicable Junior Secured Obligations Collateral and not the Senior Collateral Agent or the Senior Secured Obligations Secured Parties, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given by the Parent to the Applicable Junior Collateral Agent.

(d)       Notwithstanding anything to the contrary contained herein, the LC Collateral Agent and other LC Secured Parties and the ABL Collateral Agent and other ABL Secured Parties hereby agree that they will not amend or otherwise modify the provisions of the LC Documents or the ABL Documents related to the Refinancing or payment of any Obligations (including ordinary course payments) in a manner that makes them more restrictive to Grantors or otherwise prohibits or restricts a Refinancing or payment permitted under the LC Documents or ABL Documents as in effect on the date hereof. The LC Collateral Agent and other LC Secured Parties hereby agree that they will not amend or otherwise modify Section 8.09 of the LC Credit Agreement, the definition of “Liquidity,” any of the terms or definitions used to calculate compliance with Section 8.09 of the LC Credit Agreement, or the effect of any breach of Section 8.9 of the LC Credit Agreement.

SECTION 2.12       Possessory    Collateral    Agent    as    Gratuitous    Bailee    for Perfection.

(a)       Each Possessory Collateral Agent agrees to hold the Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for, or, as applicable, on trust for, the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the ABL Security Documents or the LC Security Documents, subject to the terms and conditions of this Section 2.12. To the extent any Possessory Collateral is possessed by or is under the control of a Collateral Agent (either directly or through its agents or bailees) other than the Applicable Possessory Collateral Agent, such Collateral Agent shall deliver such Possessory Collateral to (or shall cause such Possessory Collateral to be delivered to) the Applicable Possessory Collateral Agent and shall take all actions reasonably requested in writing by the Applicable Possessory Collateral Agent to cause the Applicable Possessory Collateral Agent to have possession or control of same. Pending such delivery to the Applicable Possessory Collateral Agent, each other Collateral Agent agrees to hold any Possessory Collateral as gratuitous bailee, or, as applicable, on trust for, for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable ABL Security Documents or LC Security Documents, in each case subject to the terms and conditions of this Section 2.12.

(b)       The duties or responsibilities of each Possessory Collateral Agent and each other Collateral Agent under this Section 2.12 shall be limited solely to holding the Possessory Collateral as gratuitous bailee, or, as applicable, on trust for, for the benefit of each Secured Party for purposes of perfecting the security interest held by the Secured Parties therein.

(c)       Upon the Discharge of all LC Obligations, the LC Collateral Agent shall deliver to the ABL Collateral Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the ABL Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. No LC Collateral Agent shall be obligated to follow instructions from the ABL Collateral Agent in contravention of this Agreement.

(d)       Upon the Discharge of all ABL Obligations, the ABL Collateral Agent shall deliver to the LC Collateral Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the LC Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The ABL Collateral Agent shall not be obligated to follow instructions from any LC Collateral Agent in contravention of this Agreement.

SECTION 2.13       Control Agreements. The ABL Collateral Agent hereby agrees to act as collateral agent of the LC Secured Parties under each control agreement solely for the purpose of perfecting the Lien of the LC Secured Parties in the deposit accounts and securities accounts subject to such control agreements by control. The LC Collateral Agent, on behalf of the LC Secured Parties, hereby appoints the ABL Collateral Agent to act as its collateral agent under each such control agreement, as applicable. The duties or responsibilities of the ABL Collateral Agent under this Section 2.13 shall be limited solely to acting as agent for the benefit of each LC Secured Party for purposes of perfecting the security interest held by the Secured Parties in the deposit accounts and securities accounts subject to such control agreements by control, in each case prior to the Discharge of all ABL Obligations

SECTION 2.14       Rights under Permits and Licenses. The LC Collateral Agent agrees that if the ABL Collateral Agent shall require rights available under any permit or license controlled by the LC Collateral Agent (as certified to the LC Collateral Agent by the ABL Collateral Agent, upon which the LC Collateral Agent may rely) in order to realize on any ABL Priority Collateral, the LC Collateral Agent shall (subject to the terms of the LC Documents, including the LC Collateral Agent’s rights to indemnification thereunder) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Collateral Agent in writing, to make such rights available to the ABL Collateral Agent, subject to the Liens held by the LC Collateral Agent for the benefit of the LC Secured Parties. The ABL Collateral Agent agrees that if the LC Collateral Agent shall require rights available under any permit or license controlled by the ABL Collateral Agent (as certified to the ABL Collateral Agent by the LC Collateral Agent, upon which the ABL Collateral Agent may rely) in order to realize on any LC Priority Collateral, the ABL Collateral Agent shall (subject to the terms of the ABL Documents, including such ABL Collateral Agent’s rights to indemnification thereunder) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the LC Collateral Agent in writing, to make such rights available to the LC Collateral Agent, subject to the Liens held by the ABL Collateral Agent for the benefit of the ABL Secured Parties.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Secured Obligations (or the existence of any commitment to extend credit that would constitute Senior Secured Obligations) or Junior Secured Obligations, or the Collateral subject to any such Lien, it may, acting reasonably, request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that, if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Parent. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Parent or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE IV

Consent of Grantors

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the ABL Security Documents, the LC Security Documents or the Foreign Collateral Documents will in no way be diminished or otherwise affected by such provisions or arrangements.

ARTICLE V

Representations and Warranties

SECTION 5.01       Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a)       Such party is duly organized or incorporated (as the case may be), validly existing and, if applicable, in good standing (or the equivalent status under the laws of any foreign jurisdiction) under the laws of the jurisdiction of its organization or incorporation (as the case may be) and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b)       This Agreement has been duly executed and delivered by such party.

(c)       The execution, delivery and performance by such party of this Agreement (i)  do not require any consent or approval of, registration or filing with or any other action by any governmental authority, (ii) will not violate any applicable law or regulation or any order of any governmental authority and (iii) will not violate the charter, by-laws or other organizational documents of such party.

SECTION 5.02       Representations and Warranties of Each Representative. Each Collateral Agent and Representative represents and warrants to the other parties hereto that it is authorized under the ABL Credit Agreement or the LC Obligations Credit Agreement, as applicable, to enter into this Agreement.

ARTICLE VI

Collateral Agency for Foreign Collateral

SECTION 6.01       Appointment of Foreign Collateral Agent. It is acknowledged that, in certain jurisdictions outside of the United State of America, applicable law prevents both the ABL Collateral Agent and the LC Collateral Agent from obtaining liens on the Collateral. In such circumstances, solely for Foreign Collateral, the parties hereto agree that (i) WF is hereby appointed as Foreign Collateral Agent and sub-agent for the Collateral Agents and (ii)  notwithstanding anything to the contrary contained herein, Foreign Collateral Agent is permitted to hold Liens on such Foreign Collateral on trust for the Secured Parties notwithstanding the inability of any other Collateral Agent to hold similar Liens. In recognition of the foregoing, each other Collateral Agent hereby irrevocably appoints WF to act as the “collateral agent” under any Foreign Collateral Documents, and each other Collateral Agent hereby irrevocably appoints and authorizes WF to act as the agent of such Secured Party for purposes of acquiring, holding and enforcing any and all Liens on Foreign Collateral granted by any of the Grantors to secure any of the ABL Obligations or LC Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Foreign Collateral Documents or supplements to existing Foreign Collateral Documents on behalf of the Secured Parties). In this connection, the Foreign Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Foreign Collateral Agent pursuant to this Article VI for purposes of holding or enforcing any Lien on the Foreign Collateral (or any portion thereof) granted under the Foreign Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Foreign Collateral Agent, shall be entitled to the benefits of all provisions of this Agreement, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under this agreement and the Foreign Collateral Documents as if set forth in full herein with respect thereto. It is understood and agreed that the use of the term “agent” herein or in any other Foreign Collateral Documents (or any other similar term) with reference to the Foreign Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

SECTION 6.02       Rights as a Secured Party. The Person serving as the Foreign Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Foreign Collateral Agent and the term “Secured Party” or “Secured Parties” (or, as applicable, ABL Secured Party or LC Secured Party) shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Foreign Collateral Agent hereunder in its individual capacity. Such Person and its affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Grantor or any Grantor’s Subsidiary or other affiliate thereof as if such Person were not the Foreign Collateral Agent hereunder and without any duty to account therefor to the Secured Parties.

SECTION 6.03       Exculpatory Provisions.

(a)       The Foreign Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Foreign Collateral Documents to which Foreign Collateral Agent is a party, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Foreign Collateral Agent:

(i)       shall not be subject to any fiduciary or other implied duties, regardless of whether a default or Event of Default under the ABL Documents or LC Documents has occurred and is continuing;

(ii)      shall not have any duty to take any discretionary action or exercise any discretionary powers (though it hereby is authorized to take such actions in its Permitted Discretion), except discretionary rights and powers expressly contemplated hereby or by the Foreign Collateral Documents that the Foreign Collateral Agent is required to exercise as directed in writing by the Controlling Parties; provided that the Foreign Collateral Agent shall not be required to take any action that, in its good faith, based upon the advice of counsel or upon the written opinion of its counsel, may expose the Foreign Collateral Agent to liability or that is contrary to any Foreign Collateral Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property in violation of any Debtor Relief Law; and

(iii)       shall not, except as expressly set forth herein and in the Foreign Collateral Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Grantors or any of their Subsidiaries or affiliates that is communicated to or obtained by the Person serving as the Foreign Collateral Agent or any of its affiliates in any capacity.

(b)       The Foreign Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Controlling Parties or (ii) in the absence of its own willful misconduct, gross negligence or bad faith as determined by a court of competent jurisdiction by final nonappealable judgment. The Foreign Collateral Agent shall be deemed not to have knowledge of any default or Event of Default under the ABL Documents or LC Documents unless and until notice describing such default or Event of Default is given to the Foreign Collateral Agent by the Grantors, LC Collateral Agent, or ABL Collateral Agent.

(c)       The Foreign Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Foreign Collateral Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii)     the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Foreign Collateral Document or any other agreement, instrument or document.

SECTION 6.04       Reliance by the Foreign Collateral Agent. The Foreign Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Foreign Collateral Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Foreign Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the written advice of any such counsel, accountants or experts.

SECTION 6.05       Delegation of Duties.

(a)       The Foreign Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Foreign Collateral Document by or through any one or more sub-agents appointed by the Foreign Collateral Agent. The Foreign Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VI shall apply to any such sub-agent and to the Related Parties of the Foreign Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the Foreign Collateral. The Foreign Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Foreign Collateral Agent acted with willful misconduct, gross negligence or bad faith in the selection of such sub agents.

(b)       Should any instrument in writing from any Grantor be required by any sub- agent appointed by the Foreign Collateral Agent to more fully or certainly vest in and confirm to such sub-agent such rights, powers, privileges and duties, such Grantor shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Foreign Collateral Agent. If any such sub-agent, or successor thereto, shall resign or be removed, all rights, powers, privileges and duties of such sub-agent, to the extent permitted by law, shall automatically vest in and be exercised by the Foreign Collateral Agent until the appointment of a new sub-agent. All references in this Agreement or in any other Foreign Collateral Document to any Lien or Foreign Collateral Document granted or delivered in favour of the Foreign Collateral Agent shall include any Lien or Foreign Collateral Document granted to any sub-agent of the Foreign Collateral Agent

SECTION 6.06       Resignation of Foreign Collateral Agent.

(a)       The Foreign Collateral Agent may at any time give notice of its resignation to the Representatives and the Grantors. Upon receipt of any such notice of resignation, the Secured Parties, acting through their Collateral Agents, shall have the right (provided no Event of Default has occurred and is continuing under any LC Document or ABL Document at the time of such resignation) to appoint a successor, which shall be the ABL Collateral Agent (unless the ABL Collateral Agent is also WF) or as jointly designated by ABL Collateral Agent and LC Collateral Agent. If no such successor shall have been so appointed in accordance with the preceding sentence and shall have accepted such appointment within 30 days after the retiring Foreign Collateral Agent gives notice of its resignation (or such earlier day as shall be agreed by the Representatives) (the “Resignation Effective Date”), then the retiring Foreign Collateral Agent may (but shall not be obligated to), on behalf of the Secured Parties, appoint a successor Foreign Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)       With effect from the Resignation Effective Date, (1) the retiring Foreign Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Foreign Collateral Documents (except that in the case of any collateral security held by the Foreign Collateral Agent on behalf of the Secured Parties under any of the Foreign Collateral Documents, the retiring Foreign Collateral Agent shall continue to hold such collateral security until such time as a successor Foreign Collateral Agent is appointed but in any event, no more than sixty (60) days following the Resignation Effective Date) and (2) except for any indemnity payments owed to the retiring Foreign Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Foreign Collateral Agent shall instead be made by or to each Representative directly, until such time, if any, the relevant Collateral Agents appoint a successor Foreign Collateral Agent as provided for above. Upon the acceptance of a successor’s appointment as Foreign Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Foreign Collateral Agent (other than any rights to indemnity payments owed to the retiring Foreign Collateral Agent), and the retiring Foreign Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Foreign Collateral Documents. After the retiring Foreign Collateral Agent’s resignation or removal hereunder and under the other Foreign Collateral Documents, the provisions of this Article shall continue in effect for the benefit of such retiring Foreign Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Foreign Collateral Agent was acting as Foreign Collateral Agent.

SECTION 6.07       Non-Reliance on Foreign Collateral Agent and Other Secured Parties. Each Collateral Agent acknowledges that it has, independently and without reliance upon the Foreign Collateral Agent or any of its related parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, the LC Documents, and the ABL Documents, as applicable. Each Collateral Agent also acknowledges that it will, independently and without reliance upon the Foreign Collateral Agent or its related parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any Foreign Collateral Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 6.08       Collateral Matters.

(a)       Each of the Collateral Agents irrevocably authorize the Foreign Collateral Agent, at its option and in its Permitted Discretion:

(i)       to release any Lien or any other claim on any Foreign Collateral granted to or held by the Foreign Collateral Agent, for the benefit of the Secured Parties, under any Foreign Collateral Document (A) upon the Discharge of the ABL Obligations and the Discharge of the LC Obligations, as applicable, in which case such Lien shall only be released with respect to the Obligations so Discharged; (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under the Foreign Collateral Documents, ABL Documents and LC Documents or (C) if approved, authorized or ratified in writing in accordance with Section 6.08(b).

(b)       Upon request by the Foreign Collateral Agent at any time, the Controlling Parties will confirm in writing the Foreign Collateral Agent’s authority to release or subordinate its interest in particular types or items of property or take any other action necessary to administer the Foreign Collateral. In each case, as specified in this Section 6.08, the Foreign Collateral Agent will, at the Grantors’ joint and several expense, execute and deliver to the applicable Grantor such documents as such Grantor may reasonably request to evidence the release of such item of Foreign Collateral from the assignment and security interest granted under the Foreign Collateral Documents or to subordinate its interest in such item, or to release such Grantor from its obligations under the Foreign Collateral Documents, in each case in accordance with the terms hereof and the terms of the Foreign Collateral Documents.

(c)       The Foreign Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Foreign Collateral, the existence, priority or perfection of the Foreign Collateral Agent’s Lien thereon, or any certificate prepared by any Grantor in connection therewith, nor shall the Foreign Collateral Agent be responsible or liable to the Secured Parties for any failure to monitor or maintain any portion of the Foreign Collateral.

SECTION 6.09       Discretionary Rights. The Foreign Collateral Agent may:

(a)       assume (unless it has received actual notice to the contrary from the Collateral Agents) that (i) no default or Event of Default has occurred and no Grantor is in breach of or default under its obligations under any of the Foreign Collateral Documents, ABL Documents, or LC Documents, and (ii) any right, power, authority or discretion vested by any Foreign Collateral Documents, ABL Documents, or LC Documents in any person has not been exercised;

(b)       if it receives any instructions or directions to take any action in relation to the Foreign Collateral, assume that all applicable conditions under this Agreement, LC Documents and ABL Documents for taking that action have been satisfied;

(c)       engage and pay for the advice or services of accountants, tax advisers, surveyors or other professional advisers or experts and a single legal counsel in each applicable jurisdiction (in addition to the Foreign Collateral Agent’s general outside counsel);

(d)       without prejudice for the generality of paragraph (c) above, at any time engage and pay for the services of a single additional counsel in each applicable jurisdiction to act as independent counsel to the Foreign Collateral Agent (in addition to the Foreign Collateral Agent’s general outside counsel) (and so separate from any lawyers instructed by the other Secured Parties) if the Foreign Collateral Agent in its reasonable opinion deems this to be desirable and the Collateral Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying on the advice or services of any professional engaged under this Section 6.09;

(e)       [reserved];

(f)       refrain from acting in accordance with the instructions of any Secured Party or Controlling Party (including bringing any legal action or proceeding arising out of or in connection with the Foreign Collateral Documents) until it has received any indemnification and/or security that it may in its reasonable discretion require which may be greater in extent than that contained for the benefit of any Representative in the ABL Documents or LC Documents. Notwithstanding any provision of any ABL Documents or LC Documents to the contrary, the Foreign Collateral Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it; and

(g)       during a No Controlling Party Situation, make decisions in its Permitted Discretion, and any actions taken based on such decisions shall be deemed to have been taken at the instruction of all Controlling Parties.

SECTION 6.10       Indemnification of Foreign Collateral Agent.

(a)       The Secured Parties (other than the LC Australian Collateral Agent) shall jointly and severally indemnify the Foreign Collateral Agent within three Business Days of demand, and keep the Foreign Collateral Agent indemnified against any demands, damages, expenses, costs, losses or liabilities made against or incurred by it in acting as Foreign Collateral Agent on behalf of the Secured Parties under this Agreement, the Foreign Collateral Documents, the LC Documents, or the ABL Documents (provided that any indemnification obligations arising solely due to the instructions of a Controlling Party shall be borne solely by the Class represented by such Controlling Party), unless the Foreign Collateral Agent (i) has been reimbursed by a Grantor pursuant to any of the Foreign Collateral Documents or (ii) such liabilities, losses, demands, damages, expenses or costs are incurred by or made against the Foreign Collateral Agent as a result of willful misconduct, gross negligence or bad faith. The Grantors hereby jointly and severally indemnify the Secured Parties against any payment made by them under this Section 6.10(a) and agree that any payments made by or costs attributable to any ABL Secured Party on account of the Foreign Collateral Agent shall be added to the ABL Obligations and any payments made by or costs attributable to any LC Secured Party on account of the Foreign Collateral Agent shall be added to the LC Obligations.

(b)       The Grantors covenant and agree that they shall defend and be jointly and severally liable to reimburse and indemnify the Foreign Collateral Agent (and its Affiliates, officers, directors, employees, attorneys and agents (“Foreign Collateral Agent Related Persons”)) for any and all reasonable expenses and other charges actually incurred by the Foreign Collateral Agent on behalf of the Secured Parties in connection with the execution, delivery, administration and enforcement of this Agreement and the Foreign Collateral Documents (or any of them) and from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, actual reasonable expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Foreign Collateral Agent, in any way relating to or arising out of this Agreement, any Foreign Collateral Document, or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof, in each case, except to the extent caused by the Foreign Collateral Agent’s or the Foreign Collateral Agent Related Person’s willful misconduct, gross negligence or bad faith.

(c)       The obligations under this Section 6.10 shall survive the Discharge of the ABL Obligations, the Discharge of the LC Obligations, the resignation of any Foreign Collateral Agent, and termination of this Agreement and all of the Foreign Collateral Documents.

SECTION 6.11       Treatment of Proceeds of Foreign Collateral.

(a) All amounts from time to time received or recovered by the Foreign Collateral Agent pursuant to the terms of any Foreign Collateral Document or in connection with the realization or enforcement of all or any part of the Foreign Collateral (the “Foreign Recoveries”) shall be held by the Foreign Collateral Agent in trust and applied, to the extent permitted by applicable law, in the following order:

First, in discharging any sums owing to the Foreign Collateral Agent (in its capacity as such), including (i) amounts owing to Foreign Collateral Agent to indemnify Foreign Collateral Agent for claims against it or claims that, in the reasonable discretion of Foreign Collateral Agent, may be asserted against Foreign Collateral Agent and are subject to the indemnification provisions of this Agreement and (ii) any deductions and withholdings (on account of taxes or otherwise) which Foreign Collateral Agent is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement and to pay all taxes which may be assessed against it in respect of any of the Foreign Collateral Documents, or as a consequence of performing its duties, or by virtue of its capacity as Foreign Collateral Agent (other than in connection with its remuneration for performing its duties under this Agreement); provided that any Foreign Collateral or proceeds thereof that is LC Priority Collateral may only be applied or retained by Foreign Collateral Agent to secure indemnification obligations or other amounts owing (or potentially owing) by the LC Secured Parties and Foreign Collateral or proceeds thereof that is ABL Priority Collateral may only be applied or retained by Foreign Collateral Agent to secure indemnification obligations or other amounts owing (or potentially owing) by the ABL Secured Parties;

Second, to the Representatives to be applied in accordance with Section 2.01(a) hereof.

For the avoidance of doubt, following acceleration of any of the ABL Obligations or the LC Obligations, Foreign Collateral Agent may, in its Permitted Discretion, hold any amount of the Foreign Recoveries (subject to the proviso set forth in subclause “first” above) in a non-interest bearing account(s) in the name of the Foreign Collateral Agent with such financial institution as it may select (including itself) and for so long as the Foreign Collateral Agent shall think appropriate in its Permitted Discretion for later application as set forth herein in respect of any sum owing to the Foreign Collateral Agent that the Foreign Collateral Agent reasonably considers might become due or owing at any time in the future.

SECTION 6.12       Currency Conversion. The Foreign Collateral Agent is under no obligation to make the payments to the Secured Parties above in the same currency as that in which the obligations and liabilities owing to the Secured Parties are denominated. To the extent any payment from Foreign Collateral Agent to a Representative causes a currency conversion, the provisions of the ABL Documents or the LC Documents (as applicable, based on the Representative receiving payment) relating to currency conversions shall apply.

SECTION 6.13       Swiss Collateral.

(a)      In relation to Foreign Collateral which is subject to a security document governed by Swiss law, the Foreign Collateral Agent shall:

(i)       hold and administer any non-accessory Collateral (nicht- akzessorische Sicherheit) governed by Swiss law as fiduciary (treuhänderisch) in its own name but for the benefit of the Secured Parties; and

(ii)      hold and administer any accessory Collateral (akzessorische Sicherheit) governed by Swiss law as direct representative (direkter Stellvertreter) in the name and on behalf of the Secured Parties.

(b)      The Foreign Collateral Agent shall be empowered to:

(i)       exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Foreign Collateral Agent under the relevant security documents governed by Swiss law together with such powers and discretions as are reasonably incidental thereto;

(ii)      take such action on its behalf as may from time to time be authorized under or in accordance with the relevant Foreign Collateral Documents governed by Swiss law; and

(iii)     accept, enter into and execute, as its direct representative (direkter Stellvertreter) any pledge or other creation of any accessory security right granted in favor of any Secured Party under Swiss law in connection with the ABL Documents and/or the LC Documents and to agree to and execute in its name and on its behalf as its direct representative (direkter Stellvertreter) any amendments, confirmations and/or alterations to any security document governed by Swiss law which creates a pledge or any other accessory security right (akzessorische Sicherheit) including the release or confirmation of release of such Collateral, all subject to the provisions of this Agreement.

SECTION 6.14       Scottish Collateral.

(a)       The Foreign Collateral Agent declares that it holds on trust for the Secured Parties, on the terms contained in this Article VI: (i) the Foreign Collateral expressed to be subject to the Liens created in favor of the Foreign Collateral Agent as trustee for the Secured Parties by or pursuant to each Foreign Collateral Document which is governed by or subject to the laws of Scotland, and all proceeds of that Foreign Collateral; (ii) all obligations expressed to be undertaken by any Grantor to pay amounts in respect of the Obligations to the Foreign Collateral Agent as trustee for the Secured Parties and secured by any Foreign Collateral Document which is governed by or subject to the laws of Scotland together with all representations and warranties expressed to be given by any Grantor or any other person in favour of the Foreign Collateral Agent as trustee for the Secured Parties; and (iii) any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Foreign Collateral Agent is required by the terms of the ABL Documents or the LC Documents to hold as trustee on trust for the Secured Parties.

(b)       Without prejudice to the other provisions of this Article VI, each other Collateral Agent hereby irrevocably authorizes the Foreign Collateral Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Foreign Collateral Agent as trustee for the Secured Parties under or in connection with the ABL Documents and the LC Documents together with any other incidental rights, powers, authorities and discretions. For the avoidance of doubt, the Foreign Collateral Agent in its capacity as trustee for the Secured Parties shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Foreign Collateral Agent in this Agreement, which shall apply mutatis mutandis.

ARTICLE VII

Miscellaneous

SECTION 7.01 Legends. Each Security Document shall (and, to the extent already in existence, shall be amended to) include a legend, substantially similar to the form provided below, describing this Agreement (except in the case of any foreign jurisdiction, where such legend is not customary or where otherwise prohibited by applicable law):

Reference is made to the Intercreditor Agreement (the “Intercreditor Agreement”), dated as of December 13, 2019, among Wells Fargo Bank, National Association, as ABL Collateral Agent (as defined in the Intercreditor Agreement) for the ABL Secured Parties referred to therein; Deutsche Bank Trust Company Americas, as LC Collateral Agent (as defined in the Intercreditor Agreement) for the LC Facility Secured Parties referred to therein; Weatherford International plc, a public limited company incorporated in the Republic of Ireland, Weatherford International Ltd., a Bermuda exempted company limited by shares, Weatherford International LLC, a Delaware limited liability company and the other Grantors of Weatherford International plc named therein (the “Intercreditor Agreement”). Each [ABL Secured Party] [LC Secured Party], through its Collateral Agent, by obtaining the benefits of this Agreement, (a) consents to the subordination of Liens provided for in the Intercreditor Agreement, (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (c) authorizes and instructs the [ABL Collateral Agent] [LC Collateral Agent] to enter into the Intercreditor Agreement as [ABL Collateral Agent ] [LC Collateral Agent] on behalf of such Secured Party. The foregoing provisions are intended as an inducement to the [ABL Secured Parties] [LC Secured Parties] to extend credit to [LC Borrowers] [ABL Borrowers] or to acquire any notes or other evidence of any debt obligation owing from the [LC Borrowers] [ABL Borrowers] and such [ABL Secured Parties] [LC Secured Parties] are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

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Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable ABL Security Documents and LC Security Documents (as defined in the ABL Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

SECTION 7.02 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)	if to the ABL Collateral Agent, to it at:

Wells Fargo Bank, National Association

14241 Dallas Parkway, Suite 1300

Dallas, TX 75254

USA

Attention: Loan Portfolio Manager

Fax: (866) 551-0750

with a copy to:

Goldberg Kohn Ltd.

55 East Monroe Street, Suite 3300

Chicago, Illinois 60603

USA

Attention: Jessica L. DeBruin, Esq.

Fax: (312) 863-7857

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(b)	if to the Foreign Collateral Agent, to it at:

Wells Fargo Bank, National Association

14241 Dallas Parkway, Suite 1300

Dallas, TX 75254

USA

Attention: Loan Portfolio Manager

Fax: (866) 551-0750

with a copy to:

Goldberg Kohn Ltd.

55 East Monroe Street, Suite 3300

Chicago, Illinois 60603

USA

Attention: Jessica L. DeBruin, Esq.

Fax: (312) 863-7857

(c)	if to the LC Collateral Agent, to it at:

Deutsche Bank Trust Company Americas

Trust and Agency Services

60 Wall Street, 24th Floor

Mail Stop: NYC60 - 2410

New York, NY 10005

USA

Attention: Project Finance Agency Services, Weatherford, SF0580

Fax: (646) 961-3317

(d)	if to the LC Australian Collateral Agent, to it at:

BTA Institutional Services Australia Limited

Level 2, 1 Bligh Street

Sydney NSW 2000

Australia

Attention: Global Client Services

Fax: +61 2 9260 6009

Email: BNYM_CT_Aus_RMG@bnymellon.com

(e)	if to the Grantors, to them at:

c/o Weatherford International, LLC

2000 St. James Place

Houston, TX 77056

USA

Attention: General Counsel

Telephone: (713) 836-4000

Email: LegalWeatherford@weatherford.com

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with a copy to:

c/o Weatherford International, LLC

2000 St. James Place

Houston, TX 77056

USA

Attention: Treasurer

Telephone: (713) 836-7460

Email: Mark.Rothleitner@weatherford.com;

Josh.Silverman@weatherford.com

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Parent shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.02. As agreed to in writing among the Parent, the ABL Collateral Agent, the LC Collateral Agent, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

SECTION 7.03       Waivers; Amendment.

(a)       No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)       Subject to Sections 2.03, 2.10, 2.11, Article 6 and 7.15 hereof, and except as set forth in Section 7.18, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative, each Collateral Agent and the Parent (for and on behalf of each of the other Grantors).

SECTION 7.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, all of whom are intended to be bound by this Agreement.

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SECTION 7.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 7.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.08       Governing Law; Jurisdiction; Consent to Service of Process.

(a)       This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to conflict of law provisions, other than 5-1401 and 5-1402 of the New York General Obligations Law.

(b)       Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c)       Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 7.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

47

(d)       Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the ABL Documents and/or any of the LC Documents, the provisions of this Agreement shall control.

SECTION 7.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties and the LC Secured Parties in relation to one another. None of the Grantors shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 2.05, 2.06, 2.10, 2.11, Article V and Article VI) is intended to or will amend, waive or otherwise modify the provisions of the ABL Documents or any LC Documents), and none of the Grantors may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair or relieve the obligations of the Grantors, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any ABL Document or any LC Obligations Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any LC Obligations Document with respect to any ABL Priority Collateral in any manner that would cause a default under any ABL Document, or (b) pursuant to this Agreement or any ABL Document with respect to any LC Priority Collateral in any manner that would cause a default under any LC Obligations Document.

SECTION 7.13 Agent Capacities. Except as expressly set forth herein, neither the ABL Collateral Agent, nor the LC Collateral Agent (including the LC Australian Collateral Agent), shall have (i) any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the ABL Documents and the LC Documents, as the case may be, or (ii) any liability or responsibility for the actions or omissions of any other Secured Party or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Neither the ABL Collateral Agent, nor the LC Collateral Agent (including the LC Australian Collateral Agent) shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or Grantor) any amounts in violation of the terms of this Agreement, so long as such Person is acting in good faith and without willful misconduct or bad faith. Furthermore, and notwithstanding anything to the contrary contained herein, the LC Australian Collateral Agent shall act or refrain from acting with respect to the LC Australian Collateral only at the direction of the LC Administrative Agent.

48

SECTION 7.14 Supplements. Upon the execution by any Subsidiary of Parent of a supplement hereto in form and substance satisfactory to the Collateral Agents, such subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as each Grantor are so bound. The Parent shall cause any Subsidiary that becomes a Grantor to execute and deliver such supplement.

SECTION 7.15       Collateral Agent Rights, Protections and Immunities.

In acting under or by virtue of this Agreement, the LC Collateral Agent and the LC Australian Collateral Agent shall have the rights, protections and immunities granted to the “Administrative Agent” and its respective sub-agents under the LC Credit Agreement, all of which are incorporated by reference herein, mutatis mutandis. In acting under or by virtue of this Agreement, the ABL Collateral Agent shall have the rights, protections and immunities granted to the “Agent” under the ABL Credit Agreement, all of which are incorporated by reference herein, mutatis mutandis. In acting under or by virtue of this Agreement, the LC Australian Collateral Agent shall have the rights, protections and immunities granted to the “LC Australian Collateral Agent” under the LC Australian Security Trust Deed.

SECTION 7.16       Other Junior Intercreditor Agreements.

In addition, in the event that the Parent or any Subsidiary incurs any obligations secured by a lien on any Collateral that is junior to the LC Obligations or the ABL Obligations, then the ABL Collateral Agent and the LC Collateral Agent shall enter into an intercreditor agreement with the agent or trustee for the secured parties with respect to such secured obligation to reflect the relative lien priorities of such parties with respect to the Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the Collateral, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as such secured obligations are permitted under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or the other ABL Documents or LC Documents, as the case may be. Each party hereto agrees that the ABL Secured Parties (as among themselves) and the LC Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Applicable Senior Collateral Agent governing the rights, benefits and privileges as among the ABL Secured Parties or the LC Secured Parties, as the case may be, in respect of the Collateral, this Agreement and the applicable Senior Secured Obligations Collateral Documents, as the case may be, including as to the application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other applicable Senior Secured Obligations Collateral Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Document or LC Document, and the provisions of this Agreement and the other ABL Documents and LC Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

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SECTION 7.17       Additional Grantors.

Promptly upon request by any Collateral Agent, any Person that becomes a Grantor after the date hereof will provide to the Collateral Agents a fully signed acknowledgement, substantially in the form attached hereto as Exhibit B, consenting to the provisions of this Agreement and the intercreditor arrangements provided for herein; provided that no failure on the part of any Collateral Agent to request or obtain such acknowledgement will in any way diminish or impair any of the rights of the Secured Parties hereunder.

SECTION 7.18       Joinder of LC Australian Collateral Agent.

Substantially concurrently with its entry into the LC Australian Security Trust Deed, BTA Institutional Services Australia Limited shall, without requiring the consent of any other party hereto, join to this Agreement by executing and delivering a joinder agreement substantially in the form attached hereto as Exhibit C.

[Remainder of this page intentionally left blank; signatures follow.]

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AUSTRALIA INITIAL GUARANTOR

Executed by WEATHERFORD AUSTRALIA PTY LIMITED ACN 008 947 395 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Antonino Gullotti	/s/ Robert Antonio De Gasperis
Signature of director	Signature of company secretary/director

Antonino Gullotti	Robert Antonio De Gasperis
Full name of director	Full name of company secretary/director

[Signature Page to Intercreditor Agreement]

BERMUDA INITIAL GUARANTORS

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD INTERNATIONAL HOLDING (BERMUDA) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD PANGAEA HOLDINGS LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

SABRE DRILLING LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

KEY INTERNATIONAL DRILLING COMPANY LIMITED

By:	/s/ Andrew David Gold
Name:	Andrew David Gold
Title:	President

WEATHERFORD BERMUDA HOLDINGS LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

[Signature Page to Intercreditor Agreement]

WEATHERFORD SERVICES, LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WOFS ASSURANCE LIMITED

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD HOLDINGS (BERMUDA) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

[Signature Page to Intercreditor Agreement]

BRITISH VIRGIN ISLANDS INITIAL GUARANTORS

WEATHERFORD DRILLING INTERNATIONAL HOLDINGS (BVI) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD DRILLING INTERNATIONAL (BVI) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD COLOMBIA LIMITED

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD HOLDINGS (BVI) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD OIL TOOL MIDDLE EAST LIMITED

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

[Signature Page to Intercreditor Agreement]

CANADA INITIAL GUARANTORS

WEATHERFORD CANADA LTD.

By:	/s/ Pamela M. Webb
Name:	Pamela M. Webb
Title:	Director and Vice President

WEATHERFORD (NOVA SCOTIA) ULC

By:	/s/ Pamela M. Webb
Name:	Pamela M. Webb
Title:	Director and Vice President

PRECISION ENERGY SERVICES ULC

By:	/s/ Pamela M. Webb
Name:	Pamela M. Webb
Title:	Director and Vice President

PRECISION ENERGY INTERNATIONAL LTD.

By:	/s/ Pamela M. Webb
Name:	Pamela M. Webb
Title:	Director and Vice President

PRECISION ENERGY SERVICES COLOMBIA LTD.

By:	/s/ Pamela M. Webb
Name:	Pamela M. Webb
Title:	Director and Vice President

[Signature Page to Intercreditor Agreement]

ENGLAND INITIAL GUARANTORS

SIGNED for and on behalf of
WEATHERFORD EURASIA LIMITED

By:	/s/ Richard Khalil Strachan
Name:	Richard Khalil Strachan
Title:	Director

SIGNED for and on behalf of
WEATHERFORD U.K. LIMITED

By:	/s/ Richard Khalil Strachan
Name:	Richard Khalil Strachan
Title:	Director

[Signature Page to Intercreditor Agreement]

GERMANY INITIAL GUARANTORS

SIGNED for and on behalf of
WEATHERFORD OIL TOOL GMBH

By:	/s/ Marco Seffer
Name:	Marco Seffer
Title:	Managing Director

[Signature Page to Intercreditor Agreement]

IRELAND INITIAL GUARANTORS

Signed for and on behalf

of WEATHERFORD INTERNATIONAL PUBLIC LIMITED COMPANY

by:

/s/ Stuart Fraser
Stuart Fraser,
Chief Financial Officer

SIGNED for on behalf of
WEATHERFORD IRISH HOLDINGS
By its lawfully appointed attorney

/s/ Christine M Morrison
Christine M Morrison

In the presence of:
Patricia Hernandez

/s/ Patricia Hernandez

[Signature Page to Intercreditor Agreement]

LUXEMBOURG INITIAL GUARANTORS

Weatherford International (Luxembourg) Holdings S.À r.l.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B146.622

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Manager A

Weatherford European Holdings (Luxembourg) S.À r.l.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B150.992

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Manager A

[Signature Page to Intercreditor Agreement]

NETHERLANDS INITIAL GUARANTOR

WEATHERFORD NETHERLANDS B.V.

By:	/s/ August Wilhelm Versteegg
Name:	August Wilhelm Versteegg
Title:	Director

[Signature Page to Intercreditor Agreement]

NORWAY INITIAL GUARANTOR

WEATHERFORD NORGE AS

By:	/s/ Geir Egil Moller Olsen
Name:	Geir Egil Moller Olsen
Title:	Director

[Signature Page to Intercreditor Agreement]

PANAMA INITIAL GUARANTOR

Weatherford Services S. de R.L.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Administrator

[Signature Page to Intercreditor Agreement]

SWITZERLAND INITIAL GUARANTORS

WOFS International Finance GmbH

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Managing Officer

Weatherford Worldwide Holdings GmbH

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Managing Officer

Weatherford Switzerland Trading and Development GmbH

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Managing Officer

Weatherford Management Company Switzerland SÀRL

By:	/s/ Valentin Mueller
Name:	Valentin Mueller
Title:	Managing Officer

Weatherford Products GmbH

By:	/s/ Mathias Neuenschwander
Name:	Mathias Neuenschwander
Title:	Managing Officer

WOFS SWISS FINANCE GMBH

By:	/s/ Arjana Cabaiu Truong
Name:	Arjana Cabaiu Truong
Title:	Managing Officer

[Signature Page to Intercreditor Agreement]

WEATHERFORD HOLDINGS (SWITZERLAND) GMBH

By:	/s/ Valentin Mueller
Name:	Valentin Mueller
Title:	Managing Officer

[Signature Page to Intercreditor Agreement]

UNITED STATES INITIAL GUARANTORS

Weatherford International, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

WEUS Holding, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford Artificial Lift Systems, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

PD Holdings (USA), L.P.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Precision Energy Services, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford U.S., L.P.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

WEATHERFORD/LAMB, INC.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

WEATHERFORD INVESTMENT INC.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

PRECISION OILFIELD SERVICES, LLP

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

VISUAL SYSTEMS, INC.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Columbia Oilfield Supply, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

eProduction Solutions, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

Advantage R&D, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Discovery Logging, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Case Services, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Warrior Well Services, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Datalog Acquisition, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Edinburgh Petroleum Services Americas Incorporated

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

Weatherford Global Services LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

International Logging S.A., LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

In-Depth Systems, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Benmore In-Depth Corp.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford Technology Holdings, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Stealth Oil & Gas, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

Weatherford Management, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford (PTWI), L.L.C.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford Latin America LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

WIHBV LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

WUS Holding, L.L.C.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford DISC Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

High Pressure Integrity, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

Tooke Rockies, Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Colombia Petroleum Services Corp.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

International Logging LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Precision Drilling GP, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Visean Information Services Inc.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

Weatherford URS Holdings, LLC

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President

[Signature Page to Intercreditor Agreement]

EXHIBIT A

Exhibit A – Joinder to Intercreditor Agreement

Exhibit A-1

JOINDER AGREEMENT

(LC Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [ ], is among [ ], as a LC Collateral Agent (the “New Collateral Agent”), WF, as ABL Collateral Agent, DBTCA, as LC Collateral Agent, and Parent (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of December 13, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Collateral Agent as LC Collateral Agent under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as the LC Collateral Agent as if it had originally been party to the Intercreditor Agreement as an LC Collateral Agent.

SECTION 2.02 The New Collateral Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                               ].

SECTION 2.03 Each party to this Agreement (other than the New Collateral Agent) confirms the acceptance of the New Collateral Agent as the LC Collateral Agent for purposes of the Intercreditor Agreement.

SECTION 2.04 [                    ] is acting in its capacity as LC Collateral Agent solely for the Secured Parties under [                                ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

A-1-1

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

A-1-2

Exhibit A-2

JOINDER AGREEMENT

(ABL Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [ ], is among [ ], as an ABL Collateral Agent (the “New Collateral Agent”), WF, as ABL Collateral Agent, DBTCA, as LC Collateral Agent, and Parent (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of December 13, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Collateral Agent as ABL Collateral Agent under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as the ABL Collateral Agent as if it had originally been party to the Intercreditor Agreement as an ABL Collateral Agent.

SECTION 2.02 The New Collateral Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                             ].

SECTION 2.03 Each party to this Agreement (other than the New Collateral Agent) confirms the acceptance of the New Collateral Agent as the ABL Collateral Agent for purposes of the Intercreditor Agreement.

SECTION 2.04 [                ] is acting in its capacity as ABL Collateral Agent solely for the Secured Parties under [                         ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

A-2-1

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

A-2-2

EXHIBIT B

Exhibit B – Grantor Acknowledgement to Intercreditor Agreement

INTERCREDITOR AGREEMENT ACKNOWLEDGMENT

1.           Acknowledgement. [                        ] (“New Grantor”) acknowledges, as of [ ], that it has received a copy of the Intercreditor Agreement dated as of December 13, 2019, between Wells Fargo Bank, National Association, as ABL Collateral Agent and Foreign Collateral Agent, Deutsche Bank Trust Company Americas as LC Collateral Agent, and Weatherford International PLC and certain of its affiliates party thereto as Grantors (the “Intercreditor Agreement”) as in effect on the date hereof, and consents thereto, agrees to recognize all rights granted thereby to the ABL Collateral Agent, the other ABL Secured Parties, the LC Collateral Agent and the other LC Secured Parties, and agrees that it shall not do any act or perform any obligation which is not in accordance with the agreements set forth in the Intercreditor Agreement as in effect on the date hereof (as amended or otherwise modified in accordance with the provisions thereof, including any necessary consents by each Grantor to the extent required thereby). New Grantor further acknowledges and agrees that (a) New Grantor is not a beneficiary or third party beneficiary of the Intercreditor Agreement, (b) New Grantor has no rights under the Intercreditor Agreement, and New Grantor may not rely on the terms of the Intercreditor Agreement, and (c) that the obligations of the New Grantor under the ABL Security Documents, the LC Security Documents or the Foreign Collateral Documents will in no way be diminished or otherwise affected by the provisions or arrangements in the Intercreditor Agreement.

2.           Notices. The address of the New Grantor and the other Grantors for purposes of Section 7.02 of the Intercreditor Agreement is:

[                            ]

[                            ]

[                            ]

with a copy to:

[                            ]

[                            ]

[                            ]

3.           Counterparts. This Acknowledgement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one document. Delivery of an executed signature page to this Acknowledgement by facsimile transmission or by email as a “.pdf” or “.tif” attachment shall be as effective as delivery of a manually signed counterpart of this Acknowledgement.

4.           Governing Law. THIS ACKNOWLEDGEMENT AND ANY CLAIM CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Sections 7.08 and 7.09 of the Intercreditor Agreement are hereby incorporated by reference herein, mutatis mutandis.

B-1

5.           Credit Document. This Acknowledgement shall constitute an ABL Document and a LC Document and as a “Loan Document” under each of the ABL Credit Agreement and LC Credit Agreement.

6.          Miscellaneous. The ABL Collateral Agent, the other ABL Secured Parties, the LC Collateral Agent, the other LC Secured Parties, and the Foreign Collateral Agent are the intended beneficiaries of this Acknowledgement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

[signature page follows]

B-2

EXHIBIT C

Exhibit C – Joinder Agreement (LC Australian Collateral Agent)

JOINDER AGREEMENT

(LC Australian Collateral Agent)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Joinder”), dated as of [ ], is provided by BTA INSTITUTIONAL SERVICES AUSTRALIA LIMITED ABN 48 002 916 396 in its capacity as trustee of the LC Australian Security Trust (the “LC Australian Collateral Agent”).

This Joinder is supplemental to that certain Intercreditor Agreement, dated as of December 13, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among WF, DBTCA, the Parent and its Subsidiaries party thereto. This Joinder has been entered into to record the joinder of BTA INSTITUTIONAL SERVICES AUSTRALIA LIMITED ABN 48 002 916 396 in its capacity as trustee of the LC Australian Security Trust as LC Australian Collateral Agent under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The LC Australian Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as the LC Australian Collateral Agent as if it had originally been party to the Intercreditor Agreement as an LC Australian Collateral Agent.

SECTION 2.02 The LC Australian Collateral Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                                 ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Joinder and any claim, controversy or dispute arising under or related to such Joinder shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Joinder may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

Delivery of an executed signature page to this Joinder by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 3.03 Clause [ ] (Limitation of liability of LC Australian Collateral Agent) of the LC Australian Security Trust Deed is incorporated by reference in this Joinder as if set out in full herein, mutatis mutandis.

[Remainder of this page intentionally left blank; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed by their respective authorized officers as of the day and year first above written.

BTA INSTITUTIONAL SERVICES AUSTRALIA LIMITED (ABN 48 002 916 396) in its capacity as trustee of the LC Australian Security Trust, as LC Australian Collateral Agent

By attorney:
Name:
Title:

under power of attorney dated 1 September 2007 in the presence of:

Witness:
Name:

SCHEDULE I

Schedule I – Foreign Collateral Documents

	Agreement	Jurisdiction of Guarantor	Jurisdiction of Collateral
1	Assignment Agreement in relation to receivables (trade receivables, intra group receivables) to be entered into by Weatherford Oil Tool GmbH	Germany	Germany
2	German law governed inventory transfer agreement to be entered into by Weatherford Oil Tool GmbH	Germany	Germany
3	Assignment Agreement in relation to IP Rights to be entered into by Weatherford Technology Holdings LLC	US	Germany
4	Assignment Agreement in relation to IP Rights to be entered into by Weatherford / Lamb Inc.	US	Germany
5	Assignment Agreement in relation to IP Rights to be entered into by Weatherford UK Limited	England	Germany
6	Assignment Agreement in relation to IP Rights to be entered into by Weatherford Norge AS & Weatherford UK Limited	Norway and England	Germany
7	Assignment Agreement in relation to IP Rights to be entered into by Weatherford Technology Holdings LLC	US	Germany
8	Bank assignment agreement regarding bank account claims, to be entered into by Weatherford International Ltd., securing the ABL and LC Facility	Bermuda	Switzerland
9	Quota pledge agreement regarding quotas in Weatherford Worldwide Holdings GmbH, to be entered into by Weatherford Irish Holdings Limited, securing the ABL and LC Facility	Ireland	Switzerland
10	Swiss law governed bank assignment agreement to be entered into by Weatherford International (Luxembourg) Holdings S.à r.l. as assignor and Wells Fargo Bank, National Association as assignee	Luxembourg	Switzerland
11	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by Weatherford Management Company Switzerland Sàrl, securing the ABL and LC Facility	Switzerland	Switzerland
12	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by Weatherford Products GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
13	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by Weatherford Switzerland Trading and Development GmbH, securing the ABL and LC Facility	Switzerland	Switzerland

	Agreement	Jurisdiction of Guarantor	Jurisdiction of Collateral
14	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
15	Quota pledge agreement regarding quotas in Weatherford South America GmbH, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
16	Quota pledge agreement regarding quotas in Weatherford Products GmbH, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
17	Quota pledge agreement regarding quotas in WOFS Swiss Finance GmbH, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
18	Quota pledge agreement regarding quotas in Weatherford Switzerland Trading and Development GmbH, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
19	Quota pledge agreement regarding quotas in Weatherford Management Company Switzerland Sàrl, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
20	Quota pledge agreement regarding quotas in WOFS International Finance GmbH, to be entered into by Weatherford Worldwide Holdings (Switzerland) GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
21	Quota pledge agreement regarding quotas in Weatherford Holdings (Switzerland) GmbH, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
22	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by WOFS International Finance GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
23	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by WOFS Swiss Finance GmbH, securing the ABL and LC Facility	Switzerland	Switzerland

	Agreement	Jurisdiction of Guarantor	Jurisdiction of Collateral
24	Security assignment agreement regarding trade receivables, intra-group receivables, insurance receivables and bank account claims, to be entered into by Weatherford Holdings (Switzerland) GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
25	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by Weatherford Holdings (Switzerland) GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
26	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by Weatherford Management Company Switzerland Sàrl, securing the ABL and LC Facility	Switzerland	Switzerland
27	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by Weatherford Products GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
28	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by Weatherford Switzerland Trading and Development GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
29	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by Weatherford Worldwide Holdings GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
30	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by WOFS International Finance GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
31	IP pledge agreement regarding existing and future IP rights in Switzerland, to be entered into by WOFS Swiss Finance GmbH, securing the ABL and LC Facility	Switzerland	Switzerland
32	Pledge agreements regarding Rental Tools, to be entered into by Weatherford Products GmbH, securing the ABL and LC Facility	Switzerland	Switzerland US
33	IP pledge agreement regarding certain IP rights in Switzerland, to be entered into by Weatherford Technology Holdings, LLC, securing the ABL and LC Facility	US	Switzerland
34	IP pledge agreement regarding certain IP rights in Switzerland, to be entered into by Visual Systems, Inc., securing the ABL and LC Facility	US	Switzerland

	Agreement	Jurisdiction of Guarantor	Jurisdiction of Collateral
35	IP pledge agreement regarding certain IP rights in Switzerland, to be entered into by Weatherford U.S., L.P., securing the ABL and LC Facility	US	Switzerland
36	Scots law share pledge to be executed by Weatherford Bermuda Holdings Ltd. over its shares in Weatherford Holdings U.K. Ltd.	Bermuda	Scotland
37	Scots law share pledge to be executed by Weatherford European Holdings (Luxembourg) S.a.r.l. over its shares in BBL Downhole Tools Limited	Luxembourg	Scotland